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                             THE VANTAGEPOINT FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

   MAY 1, 2004, AS SUPPLEMENTED JULY 22, NOVEMBER 8, 2004 AND JANUARY 13, 2005

The Vantagepoint Funds (the "Funds") is a no-load, diversified open-end management investment company. It operates as a "series" investment company, offering 27 distinct investment portfolios, each having different investment objectives (each portfolio, a "Fund"). This Statement of Additional Information
("SAI") contains additional information about the Funds. The Vantagepoint
Milestone Funds have a separate SAI.

This SAI is not a Prospectus. This SAI is incorporated by reference into, and should be read in conjunction with, the Funds' current Prospectus, dated May 1, 2004 (the "Prospectus"), as supplemented from time to time. The Funds' annual report is a separate document that includes the Funds' most recent audited financial statements, which are incorporated by reference into this SAI. A copy of the Prospectus or annual report may be obtained by writing to the Funds, calling 1-800-669-7400 or by e-mailing a request to InvestorServices@icmarc.org.

                                TABLE OF CONTENTS

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                                                                             PAGE
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
Investment Objectives & Policies...........................................    2
Management of The Vantagepoint Funds.......................................   10
Compensation...............................................................   13
Ownership of Shares by Directors...........................................   14
Committees of the Board....................................................   14
Directors' Consideration of Investment Advisory
   and Subadvisory Agreements..............................................   15
Control Persons and Principal Holders of Securities........................   16
Investment Advisory and Other Services.....................................   17
Subadvisers................................................................   19
Portfolio Transactions of the Funds........................................   24
Capital Stock and Other Securities.........................................   25
Purchases and Redemptions..................................................   26
Taxation of the Fund.......................................................   27
Calculation of Performance Data............................................   27
Legal Counsel, Independent Accountants, & Custodian........................   31
Financial Statements.......................................................   31
Appendix - Bond Ratings....................................................   32
Appendix - Proxy Voting Guidelines.........................................   35

                               GENERAL INFORMATION

The Vantagepoint Funds was organized as a Delaware business trust on July 28, 1998. It is managed by Vantagepoint Investment Advisers, LLC ("VIA" or the "Adviser"), which in turn hires, subject to the approval of the Funds' Board of Directors, and manages subadvisers who are responsible for the day-to-day management and security selections for each Fund. The Vantagepoint Funds are as follows:

Actively Managed Funds:       Money Market Fund
                              Short-Term Bond Fund
                              US Government Securities Fund
                              Asset Allocation Fund
                              Equity Income Fund
                              Growth & Income Fund
                              Growth Fund

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                              Aggressive Opportunities Fund
                              International Fund
Index Funds:                  Core Bond Index Fund
                              500 Stock Index Fund
                              Broad Market Index Fund
                              Mid/Small Company Index Fund
                              Overseas Equity Index Fund
Model Portfolio Funds:        Model Portfolio Savings Oriented Fund
                              Model Portfolio Conservative Growth Fund
                              Model Portfolio Traditional Growth Fund
                              Model Portfolio Long-Term Growth Fund
                              Model Portfolio All-Equity Growth Fund

The following discussion of investment objectives and policies for the Funds supplements the discussion of those objectives and policies set forth in the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

The policies and guidelines set forth below for each Fund have been adopted by the Board of Directors of The Vantagepoint Funds to govern the management and administration of each Fund by VIA. Those designated as fundamental in this SAI and in the Prospectus cannot be changed without shareholder approval. Other policies and guidelines described below and in the Prospectus may be revised at the discretion of the Board of Directors.

With the exception of the Money Market Fund and the Model Portfolio Funds, the assets of each Fund are managed by one or more subadvisers. Subadvisers are retained to manage a particular portion of each Fund under the terms of written investment advisory contracts with VIA and The Vantagepoint Funds on the behalf of the applicable Fund.

The Money Market Fund is invested in the Short Term Investments Trust Liquid Assets Portfolio, a registered money market mutual fund advised by AIM Advisors, Inc.

The Model Portfolio Funds' respective investment objectives and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. The Model Portfolio Funds pursue their objectives by investing all of their assets in shares of other mutual funds. The Model Portfolio Funds currently allocate their assets among the various portfolios offered by the Funds. Each current underlying Fund's investment objective and principal investment strategy is described in the Funds' current Prospectus.

Each subadviser is selected for its individual investment management expertise and each operates independently of the others. Each subadviser is registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940. Further information on each Fund's subadviser(s) may be found in the Prospectus and this SAI.

Each subadviser agrees to exercise complete management discretion over assets of the Fund allocated to it in a manner consistent with the Fund's investment policies and strategies set forth in the Prospectus and this SAI.

Any material changes in a Fund's fundamental investment objectives will be put to a vote of its shareholders.

COMPARATIVE INDEXES

The Funds may, from time to time, use one or more of the unmanaged indexes listed below for purposes of appraising fund performance. This list of indexes is not intended to be all inclusive, and other indexes, benchmarks or peer groups may be used, as deemed appropriate by the Board of Directors.

S&P 500 Index -- consists of 500 companies representing larger capitalization stocks traded in the U.S.

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S&P/BARRA Value Index -- consists of a subset of the S&P 500 Index that includes stocks with lower price-to-book ratios.

Wilshire 5000 Total Market Index -- consists of common equity securities of companies domiciled in the U.S. for which daily pricing is available; the broadest measure of the U.S. equity market.

Wilshire 4500 Completion Index -- consists of all stocks in the Wilshire 5000 except for those included in the S&P 500 Index; represents mid- and small-capitalization companies.

Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index ("EAFE Index") -- consists of approximately 1,100 securities listed on the stock exchanges of developed markets of countries in Europe, Australasia and the Far East.

Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Free Index ("EAFE Free Index") - consists of a subset of the EAFE Index, that excludes securities that are not available for purchase by foreign investors.

Lehman Brothers Long-Term Treasury Bond Index -- consists of all Treasury obligations with maturities of 10 years or greater.

Lehman Brothers Aggregate Bond Index -- consists of investment-grade U.S. fixed income securities.

Lehman Brothers Intermediate Government Bond Index -- consists of intermediate U.S. Government securities.

The Vantagepoint 500 Stock Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P"), nor is the Broad Market Index or Mid/Small Company Index Funds sponsored, endorsed, sold, or promoted by Wilshire Associates Inc. ("Wilshire Associates"). Neither S&P nor Wilshire Associates makes any representation or warranty, express or implied, to the owners of the product or any member of the public regarding the advisability of investing in securities generally or in the product particularly or the ability of the S&P 500 Index, the Wilshire 4500 Index(R) or the Wilshire 5000 Index(R) to track general stock market performance. S&P's and Wilshire Associates' only relationship to the licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and Wilshire Associates and the Wilshire 4500 Index and Wilshire 5000 Index, which are determined, composed and calculated by S&P or Wilshire Associates without regard to the licensee or the product. S&P and Wilshire Associates have no obligation to take the needs of the licensee or the owners of the product into consideration in determining, composing or calculating the S&P 500 Index, the Wilshire 4500 Index or the Wilshire 5000 Index. S&P and Wilshire Associates are not responsible for and have not participated in the determination of the prices and amount of the product or the timing of the issuance or sale of the product or in the determination or calculation of the equation by which the product is to be converted into cash. S&P and Wilshire Associates have no obligation or liability in connection with the administration, marketing or trading of the product.

Neither S&P nor Wilshire Associates guarantees the accuracy and/or the completeness of the S&P 500 Index, the Wilshire 4500 Index, the Wilshire 5000 Index or any data included therein and neither S&P nor Wilshire Associates shall have any liability for any errors, omissions, or interruptions therein. S&P and Wilshire Associates make no warranty, express or implied, as to results to be obtained by licensees, owners of the product, or any other person or entity from the use of the S&P 500 Index, Wilshire 4500 Index, Wilshire 5000 Index or any data included therein. S&P and Wilshire Associates make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index, Wilshire 4500 Index, Wilshire 5000 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P or Wilshire Associates have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

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DESCRIPTION OF THE FUNDS' INVESTMENTS AND RISKS

ELIGIBLE INVESTMENTS

In addition to the securities and financial instruments described in the Prospectus, the Funds (including the underlying Fund for each Model Portfolio
Fund) are authorized to invest in the types of securities and financial instruments listed below. Not every Fund will invest in all such securities and/or financial instruments as indicated below.

Currently, the Model Portfolio Funds expect to be fully invested in shares of underlying Funds.

A. Cash/Cash Equivalents: Fixed income obligations with maturity of less than one year, including short term accounts managed by a custodian institution and shares of money market mutual funds. All Funds may also participate in repurchase agreements and reverse repurchase agreements. In a repurchase agreement, a Fund buys a security from a bank or broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is the purchase price plus a mutually agreed upon interest rate. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement is considered as the borrowing of money by the Fund and, therefore, a form of leverage, which may cause any gains or losses for the Fund to become magnified.

B. Depositary Receipts: Those Funds that may invest in foreign securities as identified in the Prospectus may purchase the foreign securities in the form of sponsored or unsponsored depositary receipts or other securities representing underlying shares of foreign issuers. The Funds may purchase depositary receipts, rather than invest directly in the underlying shares of a foreign issuer, for liquidity, timing or transaction cost reasons. The risks associated with depositary receipts are similar to those of investing in foreign securities as described in the Prospectus.

C. Securities Lending: The Funds may engage in one or more securities lending programs conducted by the Funds' custodian or other appropriate entities in order to generate additional income. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to the current market value of the loaned securities. A Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. A Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund may not retain voting rights on securities while they are on loan.

D. Rights and Warrants: All Funds, except the Money Market Fund and the US Government Securities Fund, may hold rights and warrants. Rights are short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer's securities at a stated price for a stated time.

E. Convertible Securities: All Funds except the Money Market Fund, the Short-Term Bond Fund and the US Government Securities Fund, may invest in convertible securities. Convertible securities are fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock or convertible bonds.

F. High Yield Securities: The Short-Term Bond, Core Bond Index, Equity Income, Growth & Income, Growth, Aggressive Opportunities, and International Funds may invest to a limited extent in high yield securities. A Fund's investments in high yield securities are subject to a substantial degree of credit risk. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price. See the "Appendix" to this SAI for more information regarding Bond ratings.

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G. REITs: The Asset Allocation, Equity Income, Growth & Income, Growth,
Aggressive Opportunities, International, 500 Stock Index, Mid/Small Index and Broad Market Index Funds may invest in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income.

H. Asset-Backed Securities: The Short-Term Bond, US Government Securities, and Core Bond Index Funds may invest in asset-backed securities. Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for certain time periods by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. These securities involve prepayment risk as well as risk that the underlying debt securities will default.

I. When-Issued Securities: The Short-Term Bond, US Government Securities, Growth & Income, International and Core Bond Index Funds may purchase securities on a when-issued basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of the securities is subject to market fluctuation beginning on the purchase commitment date.

J. Futures: A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date. Financial futures are used to adjust investment exposure and may involve a small investment of cash relative to the magnitude of the risk assumed. For purposes of meeting a Fund's investment objectives or restrictions, futures contracts are considered to be the same type of security or financial instrument as that underlying the contract. The Short-Term Bond Fund, Asset Allocation Fund, U.S. Government Securities Fund and Core Bond Index Fund may invest in fixed income futures if used for relative value, hedging and risk control and not for speculative purposes. The Equity Income Fund, Growth & Income Fund, Growth Fund, Aggressive Opportunities Fund, Asset Allocation Fund, International Fund and each of the Index Funds, except the Core Bond Index Fund, may invest in equity index futures. The Aggressive Opportunities Fund, Growth Fund, Equity Income, Growth & Income, International Fund and Overseas Equity Index Fund may invest in futures for currency management. Futures transactions must be made on national exchanges where purchases and sales transactions are regularly executed and regulated.

The risks associated with the use of futures include: a Fund experiencing losses over certain ranges in the market that exceed losses experienced by a Fund that does not use futures contracts; there may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and there may not always be a liquid secondary market for a futures contract and therefore a Fund may be unable to close out its futures contracts at a time that is advantageous.

K. Forward Currency Contracts: Those Funds that may invest in foreign securities may use these types of contracts for currency management or hedging purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract.

L. Swaps: The Short-Term Bond, US Government Securities and Core Bond Index Funds may invest in swaps to manage interest rate and credit exposure. The Fund may also enter into options on swap agreements ("swap options").

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest

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rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

M. Options and Options on Futures: The Short-Term Bond Fund may use options (and options on futures contracts) to obtain exposure to fixed income sectors. The International Fund and Aggressive Opportunities Fund may purchase options on futures contracts for currency management. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk of writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised.

N. Yankee Bonds: Foreign bonds denominated in U.S. dollars and issued in the United States by foreign banks and corporations. These bonds are usually registered with the SEC. The Short-Term Bond Fund may invest in Yankee Bonds.

O. Mortgage Backed Securities: The US Government Securities and Short-Term Bond Funds invests in mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

Mortgage-backed securities represent an ownership interest in a pool of mortgage loans originated by lenders such as mortgage banks, commercial banks, savings and loan associations, savings banks and credit unions, to finance purchases of homes, commercial buildings or other real estate. The individual mortgage may have either fixed or adjustable interest rates. These loans are packaged or "pooled" together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments. The primary issuers or guarantors of these securities are Ginnie Mae, Fannie Mae and Freddie Mac.

Ginnie Mae guarantees the payment of principal and interest on Ginnie Mae securities and this guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Mae may borrow U.S. Treasury funds needed to make payments under its guarantee. The guarantee however, does not cover the value or yield of Ginnie Mae securities nor does it cover the value of the Fund's shares which will fluctuate daily with market conditions.

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Mortgage-backed securities from Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government. Fannie Mae guarantees full and timely payment of all interest and principal, and Freddie Mac guarantees timely payment of interest and the ultimate collection of principal. Securities issued by Fannie Mae and Freddie Mac are supported by the right to borrow money from the U.S. Treasury under certain circumstances. There is no assurance that the U.S. Government will support Fannie Mae or Freddie Mac securities and, accordingly, they involve a risk of non-payment of principal and interest. Nonetheless, Fannie Mae and Freddie Mac securities are generally considered to be high quality investments. Due largely to their prepayment risk, the yields on these mortgage-backed securities historically have exceeded the yields on debt securities having comparable maturities that are backed by the full faith and credit of the U.S. Government.

The mortgage-backed securities in which the Fund invests differ from conventional bonds in that most mortgage-backed securities are pass-through securities, which means that they provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool (less Ginnie Mae's, Freddie Mac's or Fannie Mae's fees and any applicable loan servicing fees). As a result, the holder of the mortgage-backed securities (i.e., the Fund) receives monthly scheduled payments of principal and interest and also may receive unscheduled prepayments of principal on the underlying mortgages. When Fund reinvests the payments and any unscheduled prepayments it receives, it may have to buy securities that have a lower interest rate than it receives on the mortgage-backed securities. For this reason, pass-through mortgage-backed securities may be less effective than U.S. Government securities as a way to "lock in" long-term interest rates. In general, fixed-rate mortgage-backed securities have greater exposure to this "prepayment risk."

The market value of mortgage-backed securities, like other debt securities, will generally vary inversely with changes in market interest rates, declining when interest rates go up and rising when interest rates go down. While having less risk of a decline in value during periods of rapidly rising interest rates, mortgage-backed securities also may have less potential for capital appreciation than other debt securities of comparable maturities as interest rates decline, due to the increased likelihood of mortgage prepayments. Also an unexpected increase in interest rates could extend the average life of a mortgage-backed security because of a lower than expected level of prepayments, potentially reducing the security's value and increasing its volatility. Coupon rates of adjustable rate mortgage-backed securities tend to move with market interest rates and their values fluctuate less than fixed rate mortgage-backed securities. If market interest rates rise above applicable caps or maximum rates on adjustable rate mortgage securities or above the coupon rates of fixed-rate mortgage-backed securities, the market value of the mortgage-backed security likely will decline to the same extent as a conventional fixed-rate security. These factors may limit the ability of the Fund to obtain a high level of total return under varying market conditions.

In addition, to the extent mortgage-backed securities are purchased at a premium, mortgage foreclosures or unscheduled principal prepayments may result in a loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage-backed securities are bought at a discount, both scheduled payments and unscheduled prepayments of principal will increase current and total returns, and accelerate the recognition of income that will be taxable as ordinary income when distributed to shareholders.

P. Restricted Securities: Each Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the Securities Act of 1933 (the "1933 Act"). This rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Q. Private Investments in Public Companies: The Aggressive Opportunities Fund may purchase securities which, while a non-public transaction, are eligible for purchase and sale under Regulation D under the 1933 Act. At the time that the issuer sells the unregistered stock, the issuer commits to register the stock with the Securities and Exchange Commission (the "SEC"), so that the stock may be resold to the public at a later date. The issuer commits to register the stock by

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signing a registration rights agreement, which requires the issuer to file a shelf registration statement with the SEC within a specified number of days after the initial sale of the unregistered stock is completed.

R. Exchange-Traded Funds: The Asset Allocation, Equity Income, Growth and Income, Growth, Aggressive Opportunities, International, Core Bond Index, S&P 500 Index, Broad Market Index, Mid/Small Company Index and Overseas Equity Funds may purchase shares of exchange-traded funds ("ETFs"). Typically, a Fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to the appropriate stock market while maintaining flexibility to meet the liquidity needs of the Fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. Most ETFs are investment companies, and purchases are governed by applicable SEC regulations for such investments.

S. Collateralized Mortgage Obligations - The Short-Term Bond, US Government Securities and Core Bond Index Funds may purchase collateralized mortgage obligations with are a mortgage-backed, investment-grade bond that separates mortgage pools into different maturity classes. Collateralized mortgage obligations (CMO) are backed by mortgage-backed securities with a fixed maturity. They can eliminate the risks associated with prepayment because each security is divided into maturity classes that are paid off in order. As a result, they yield less than other mortgage-backed securities. The maturity classes are called tranches, and they are differentiated by the type of return. A given tranch may receive interest, principal, or a combination of the two, and may include more complex stipulations. One negative aspect of collateralized mortgage obligations is the lower interest rates that compensate for the reduction in prepayment risk and increased predictability of payments. Also, collateralized mortgage obligations can be quite illiquid, which can increase the cost of buying and selling them.

T. Commercial Mortgage-Backed Securities - The Short-Term Bond and Core Bond Index Funds may invest in Commercial Mortgage-Backed Securities (CMBS). These securities are generally backed by loans on retail, office, industrial, multi-family housing and hotel properties. CMBS bonds are structured like a mortgage-backed security, with collateral similar to a REIT. The collateral creates exposure to the commercial real estate market, while the structure of the bond itself will behave like a mortgage-backed security. However, the investor in a CMBS security has more prepayment protection than with a mortgage-backed security. The structure and the prepayment penalties inherent in a CMBS security provides the investor with greater protection than a residential backed mortgage security. CMBS carry greater credit risk as the securities may represent a few projects versus a traditional MBS that may represent thousands of residential homeowners spread across different regions of the country.

ELIGIBLE PRACTICES: There are no restrictions on subadvisers as to the following:

      -     Fund portfolio turnover.

      -     Realized gains and losses.

The eligible investments and practices are not fundamental policies and may be changed by the Funds' Board of Directors without a vote of shareholders.

In addition to investing in underlying Vantagepoint Funds, the Model Portfolio Funds may invest in government securities and short-term instruments as permitted by Section 12(d)(1)(G) of the Investment Company Act of 1940 ("1940 Act").

FUND POLICIES AND INVESTMENT LIMITATIONS

The following policies supplement the Funds' investment limitations set forth in the Prospectus. It is the policy of each Fund (which includes the underlying Funds for each Model Portfolio Fund) not to engage in any of the activities or business practices set forth below. Unless it is noted that a particular restriction is not fundamental, these restrictions

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may not be changed with respect to a particular Fund without approval by vote of a majority of the Fund's outstanding voting securities (as defined in the Investment Company Act of 1940 ("1940 Act")). A Fund may not:

(1) Issue senior securities, (as defined in the 1940 Act) except as permitted by rule, interpretation or order of the SEC;

(2) Engage in the business of underwriting securities issued by others, except to the extent a Fund may technically be deemed to be an underwriter under the 1933 Act, as amended;

(3) Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (this restriction is not fundamental);

(4) With respect to 75% of each Fund's total assets (100% for the Money Market
Fund), purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(5) Make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (3) above) which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules, orders or interpretations of the SEC thereunder and the aggregate value of all securities loaned does not exceed 33 1/3% of the market value of a Fund's net assets. An Index Fund may not make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, orders or interpretations thereunder. For purposes of this limitation for the Index Funds, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be making loans.

(6) Pledge, mortgage, or hypothecate its assets, except to secure authorized borrowings as provided in the Prospectus (this restriction is not fundamental);

(7) Buy any securities or other property on margin (except as may be needed to enter into futures and options transactions as described in the Prospectus and this SAI and for such short-term credits as are necessary for the clearance of transactions), or engage in short sales (unless by virtue of a Fund's ownership of other securities that it has a right to obtain at no added cost and which are equivalent in kind and amount to the securities sold), except as set forth in the prospectus (this restriction is not fundamental);

(8) Purchase or sell puts or calls, or combinations thereof except as provided herein or in the Prospectus;

(9) Purchase or sell real estate or real estate limited partnerships (although a Fund may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

(10) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

(11) Invest in the securities of other investment companies, except as may be acquired as part of a merger, consolidation or acquisition of assets approved by a Fund's shareholders or otherwise to the extent permitted by Section 12 of the 1940 Act or by any rule, order or interpretation of the SEC. Notwithstanding this restriction, the Model Portfolio Funds and the Money Market Fund may enter into arrangements to invest in other funds of The Vantagepoint Funds as described in the Prospectus and in the SAI. A Fund will invest only in investment companies that, taken together and in light of the amounts invested in each, such underlying investment companies have investment objectives and investment policies consistent with those of the Fund making such investment except that a Fund may invest a portion of its assets in a money market fund for cash management purposes (this restriction is not fundamental);

(12) Invest in companies for the purpose of exercising control or management;
and

(13) Borrow money except from banks for temporary or emergency purposes, and in no event in excess of 15% of the market value of its total assets

(14) Invest more than 25% of its assets in any single industry, except for the Money Market Fund and with respect to the Index Funds, to the extent that such industry concentration is a component of a Fund's benchmark index.

The Short-Term Bond Fund, US Government Securities Fund, Equity Income Fund and Model Portfolio All-Equity Growth Fund also will provide shareholders with at least 60 days' prior notice of any change to their non-fundamental policies to invest, under normal circumstances, at least 80% of the Short-Term Bond Fund's assets in bonds of the US Government Securities Fund's assets in U.S. Government Securities, 80% of the Equity Income Fund's net assets in equity securities and 100% of the Model Portfolio All-Equity Growth Fund's net assets in stock funds that in turn invest at least 80% of their net assets, under normal circumstances, in equity securities. An Index Fund will also provide such notice if it changes its policy to invest at least 90% of its net assets in the securities found in its benchmark index. The notice will be provided in plain English in a separate written document, containing the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will be either on the notice itself or the envelope.

The above-mentioned Fund policies and investment limitations are considered at the time investment securities are purchased (with the exception of the restriction on illiquid securities).

                      MANAGEMENT OF THE VANTAGEPOINT FUNDS

The Vantagepoint Funds is organized as a Delaware business trust and is currently governed by a Board of Directors. The Directors stand in the position of fiduciaries to the shareholders and, as such, they have a duty of due care and loyalty, and are responsible for protecting the interests of shareholders. The Directors are responsible for managing the business and affairs of the Funds.

VIA serves as investment adviser to the Funds and employs a supporting staff of management personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment. Each Fund bears its own direct expenses, such as legal, auditing and custodial fees.

The officers of the Funds are also officers of VIA. The officers of the Funds manage its day-to-day operations and are elected by and responsible to the Funds' Board of Directors.

                  INFORMATION ABOUT THE OFFICERS AND DIRECTORS

The following table provides information about the Directors and executive officers of the Funds. Each Director oversees all nineteen Funds. The mailing address for the Directors and executive officers of the Funds is 777 North Capitol Street NE, Suite 600, Washington, D.C. 20002.

INDEPENDENT DIRECTORS

                                                                                                                         OTHER
                                                                                                                     DIRECTORSHIPS
                       POSITION(S) HELD WITH    TERM OF OFFICE AND LENGTH OF TIME    PRINCIPAL OCCUPATION(S)      HELD BY DIRECTOR
    NAME AND AGE                FUND                          SERVED                   DURING PAST 5 YEARS           OR OFFICER
--------------------  ----------------------  -----------------------------------  ---------------------------  --------------------
N. Anthony Calhoun    Director                Director since November, 1998        Deputy Chief Financial       N/A
(57)                                          Term expires October, 2006           Officer and Treasurer --
                                                                                   District of Columbia (2001
                                                                                   to present); Deputy
                                                                                   Executive Director & Chief
                                                                                   Financial Officer -
                                                                                   Pension Benefit Guaranty
                                                                                   Corp. (1993-2001)

Donna K. Gilding      Chair of the Board and  Director since November, 1998        Chief Investment Officer-    N/A
(64)                  Director                Term expires October, 2006           Progress Investment
                                                                                   Management Company (2001 -
                                                                                   present); Chief Investment
                                                                                   Officer - New York City
                                                                                   Comptroller's Office
                                                                                   (1993-2001)

Arthur R. Lynch (50)  Director                Director since November, 1998        Chief Financial Officer -    N/A
                                              Term expires October, 2006           City of Glendale, Arizona
                                                                                   (1985-present)

Eddie N. Moore, Jr.   Director                Director since November 1998         President -Virginia State    Director -
(57)                                          Term expires October 2009            University (1993-present)    Universal
                                                                                                                Corporation
                                                                                                                (1999-present)

Peter Meenan (63)     Director                Director since December, 2001        Independent Consultant -     Trustee - Eclipse
                                              Term expires October, 2009           (1999-2000); President and   Funds, dba
                                                                                   CEO Babson - United, Inc.,   "Mainstay Funds"
                                                                                   (2000-2003); Independent     (2002 present)
                                                                                   Consultant (2003-present)    Director - Eclipse
                                                                                                                Funds, Inc., dba
                                                                                                                "Mainstay Funds"
                                                                                                                (2002-present)
                                                                                                                (12 portfolios
                                                                                                                together)
                                                                                                                Trustee - New York
                                                                                                                Life Investment
                                                                                                                Management
                                                                                                                Institutional Funds
                                                                                                                (3 portfolios)
                                                                                                                (2001-2003)

INDEPENDENT DIRECTORS

                                                                                                                         OTHER
                                                                                                                     DIRECTORSHIPS
                       POSITION(S) HELD WITH    TERM OF OFFICE AND LENGTH OF TIME    PRINCIPAL OCCUPATION(S)      HELD BY DIRECTOR
    NAME AND AGE                FUND                          SERVED                   DURING PAST 5 YEARS           OR OFFICER
------------------    ----------------------  -----------------------------------  ---------------------------  --------------------
Robin L. Wiessmann    Director                Director since November, 1998        Principal and President -    Director - ICMA
(51)                                          Term expires October, 2009           Brown, Wiessmann             Retirement
                                                                                   Group (Financial Services    Corporation from
                                                                                   Consulting)  (2002-present)  January, 1994 to
                                                                                   Managing Director- Dain      December, 2001,
                                                                                   Rauscher (Investment         Director - Council
                                                                                   Banking) (1999-2001)         of Lafayette Women
                                                                                                                Director - New York
                                                                                                                City Public/Private
                                                                                                                Initiatives
                                                                                                                Corporation;
                                                                                                                Trustee - Citizens
                                                                                                                Budget Commission
                                                                                                                of New York

INTERESTED DIRECTORS AND OFFICERS

                                                                                                           OTHER
NAME, ADDRESS AND  POSITION(S) HELD   TERM OF OFFICE AND LENGTH OF TIME  PRINCIPAL OCCUPATION(S)        DIRECTORSHIPS
      AGE             WITH FUND                   SERVED                  DURING PAST 5 YEARS         HELD BY DIRECTOR
-----------------  -----------------  ---------------------------------  ---------------------------  ----------------
Alison D. Rudolf*  Director           Since May 14, 2004                 Township Manager - Lower     Director - ICMA
(52)                                  Term expires October, 2005         Moreland Twp, PA             Retirement
                                                                         (1982-present)               Corporation
                                                                                                      (2003-present);
                                                                                                      Trustee - ICMA
                                                                                                      Retirement Trust
                                                                                                      (1997-2000)

Joan McCallen**    President and      Since September 11, 2003           CEO - ICMA Retirement        N/A
(52)               Principal                                             Corporation (August 2003 -
                   Executive Officer                                     present); President  -
                                                                         Vantagepoint Investment
                                                                         Advisers, LLC  (August
                                                                         2003 - present);
                                                                         President, CEO and
                                                                         Director - ICMA -RC
                                                                         Services, LLC,
                                                                         broker-dealer (August 2003
                                                                         - present); Executive Vice
                                                                         President and Chief
                                                                         Operations Officer ICMA-
                                                                         Retirement Corporation
                                                                         (1997 to 2003)

INTERESTED DIRECTORS AND OFFICERS

                                                                                                           OTHER
NAME, ADDRESS AND  POSITION(S) HELD   TERM OF OFFICE AND LENGTH OF TIME  PRINCIPAL OCCUPATION(S)        DIRECTORSHIPS
      AGE             WITH FUND                   SERVED                  DURING PAST 5 YEARS         HELD BY DIRECTOR
-----------------  -----------------  ---------------------------------  ---------------------------  ----------------
Bruce James        Senior Vice        Since September, 2004              Senior Vice President and    N/A
Rohrbacher** (52)  President and                                         Chief Compliance Officer -
                   Chief Compliance                                      ICMA Retirement
                   Officer                                               Corporation (2004 to
                                                                         present); Director of
                                                                         Compliance and Internal
                                                                         Audit - Frank Russell
                                                                         Company (1996 - 2004).

Gerard P. Maus**   Treasurer and      Since December, 2004               Senior Vice President and    N/A
(53)               Principal                                             Chief Financial Officer
                   Financial Officer                                     ICMA Retirement
                                                                         Corporation (November 2004
                                                                         to present)
                                                                         Manager and Treasurer -
                                                                         VIA, VTA, ICMA-RC Services
                                                                         (Dec. 2004 - present)

Paul Gallagher**   Secretary          Since November, 1998               Senior Vice President        N/A
(45)                                                                     /Secretary and General
                                                                         Counsel - ICMA Retirement
                                                                         Corporation (1998 -
                                                                         present); Secretary  -
                                                                         Vantagepoint Investment
                                                                         Advisers, LLC (1999
                                                                         present);
                                                                         Principal/Assistant
                                                                         General Counsel - The
                                                                         Vanguard Group (1985-1998)

*Ms. Rudolf is considered an interested director because she is a director of ICMA Retirement Corporation ("RC"). VIA is a wholly-owned subsidiary of RC

**Ms. McCallen and Messrs. Rohrbacher, Maus and Gallagher are the executive officers of the Funds and are considered interested persons as defined by the 1940 Act.

                                  COMPENSATION

      Directors will be paid a quarterly retainer of $1,000 for their services, in recognition of their duties and responsibilities over and above meeting attendance that require at least two days of service, study and review each quarter, except the chairperson of the Board of Directors will be paid a quarterly retainer of $1,500 in recognition of the additional responsibilities and time required in serving in that position.

      In addition, each director will be paid a $1,000 meeting fee for each regular meeting and a $1,000 meeting fee for each special meeting, attended in-person, at which the approval of an investment advisory or subadvisory agreement is considered. A Director also will be paid a $500 meeting fee for any committee meeting or other special meeting attended in-person and held on a date other than the date of another compensated meeting. A director will not receive compensation for participating in a meeting by telephone, unless the telephonic meeting is held in lieu of a regular in-person meeting in order to minimize travel costs and achieve a quorum. To promote continuing director education, a Director who attends an Investment Company Institute seminar or conference will receive a $500 attendance fee, limited to one per year. The following table provides information about compensation received by each Director for the fiscal year ended December 31, 2003.

                                AGGREGATE COMPENSATION
     NAME OF PERSON                   FROM FUNDS
---------------------           ----------------------
INDEPENDENT DIRECTORS
  N. Anthony Calhoun                   $20,500
  Donna K. Gilding                     $10,500
  Arthur R. Lynch                      $14,500
  Eddie N. Moore, Jr.                  $16,500
  Peter Meenan                         $14,500
  Robin L. Wiessmann                   $11,500
INTERESTED DIRECTOR
  Howard D. Tipton*                    $12,500
  Alison D. Rudolf**                   Not applicable

*Mr. Tipton's term expired in December 2003 because he no longer served on the Board of Directors for RC, a requirement of being a Class 3 Director of The Vantagepoint Funds.

** Ms. Rudolf's term as a Director began on May 14, 2004 and as such she has received no compensation for the year-ended December 31, 2003.

                      OWNERSHIP OF SHARES BY THE DIRECTORS

The following table represents shares owned by the Directors of each portfolio of the Funds as of December 31, 2003:

                                                                                   AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                SECURITIES IN ALL REGISTERED INVESTMENT
                                  DOLLAR RANGE OF EQUITY SECURITIES IN THE         COMPANIES OVERSEEN BY DIRECTOR IN
   NAME OF DIRECTOR                                FUNDS                           FAMILY OF INVESTMENT COMPANIES
----------------------            ----------------------------------------      ---------------------------------------
   N. Anthony Calhoun                          -0-                                          Not applicable
   Donna K. Gilding                            -0-                                          Not applicable
   Arthur R. Lynch                             Over $100,000                                Over $100,000
   Eddie N. Moore, Jr.                         -0-                                          Not applicable
   Peter Meenan                                -0-                                          Not applicable
   Robin L. Wiessmann                          -0-                                          Not applicable
INTERESTED DIRECTOR
   Howard D. Tipton*                           Over $100,000                                Over $100,000
   Alison D. Rudolf**                          Not applicable                               Not applicable

* Mr. Tipton's term expired in December 2003 because he no longer served on the Board of Directors for RC, a requirement of being a Class 3 Director of The Vantagepoint Funds.

** Ms. Rudolf's term as a Director began on May 14, 2004 and as such did not report share ownership for the year-ended December 31, 2003.

As of the date of this SAI, directors and officers of the Funds as a group beneficially owned less than 1% of the outstanding shares of each Fund.

                             COMMITTEES OF THE BOARD

There are three standing committees of the Board of Directors: Audit Committee, Nominating Committee, and Investment Committee.

The members of the Audit Committee are: Arthur R. Lynch, Eddie N. Moore, Jr. and
N. Anthony Calhoun. The Board of Directors has determined that each member of the Audit Committee is an "audit committee financial expert" as that term has been defined under the federal securities laws. The Audit Committee operates pursuant to a charter adopted by the Board of Directors. The responsibilities of the Audit Committee include: acting as a liaison between the independent accountants and the Board of Directors and overseeing the Funds' accounting and financial reporting practices; approving the engagement, retention and termination of auditors; evaluating the independence of the auditors; meeting with the auditors to discuss the scope of the audit, audit results and any matters of concern that may be raised by the auditors. The Audit Committee reports to the Board of Directors on significant results of the Committee's activities. The Audit Committee met ten times during the past fiscal year.

The Nominating Committee consists of all of the Board's Independent Directors and operates pursuant to a charter adopted by the Board of Directors. The Committee is responsible for evaluating qualifications of candidates for Board membership and making recommendations for nominees to the Board of Directors (and, with regard to nominations of independent director candidates, makes recommendations to the other independent directors). The Nominating Committee will review shareholder recommendations to fill vacancies, provided they are submitted in writing, addressed to the Committee and mailed to the Fund at the address listed in the SAI. The Committee will periodically review Board member compensation and reviews, as necessary, the responsibilities of any Board committee. The Nominating Committee met once during the past fiscal year.

The Investment Committee consists of Donna K. Gilding, Peter Meenan and N. Anthony Calhoun and currently is responsible for reviewing the reallocation of assets among subadvisers to a Fund and considering subadviser replacements if requested by VIA, all subject to Board approval. The Investment Committee did not meet during the past fiscal year.

DIRECTORS' CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Advisory Agreement and each subadvisory agreement ("Agreements") have been approved by the Board of Directors, including a majority of the Independent Directors, in person at a meeting called for such purpose.

The Board of Directors most recently approved the Agreements for each Fund at its meeting on December 11, 2003. The Independent Directors were represented by independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Independent Directors met separately with their independent legal counsel prior to the board meeting to discuss matters relating to their consideration of the Agreements.

In preparation for the meeting, the Directors requested, received and considered a wide variety of information about the Adviser and the subadvisers, including information from an independent, nationally recognized provider of investment company information comparing the performance of the Funds over various periods of time and their operating expenses with other funds believed by the provider to be generally comparable in investment objectives and size to the Funds.

Among other materials, the Directors received and considered information and reports in advance of the meeting regarding: (a) the quality of the Adviser's and subadvisers' investment management and other services; (b) the Adviser's and subadvisers' investment management personnel and operations; (c) the process by which the Adviser evaluates, selects, reviews and monitors the subadvisers; (d) the subadvisers' brokerage practices (including any soft dollar arrangements);
(e) the level of the advisory or subadvisory fees that are charged and a comparison to fees charged to a selected group of funds; (f) a Fund's operating expenses compared to a selected group of funds; (g) profitability information of the Adviser and its affiliates and, to the extent available, certain profitability information of the subadvisers; (h) the Adviser's and subadvisers' compliance systems; and (i) the Fund's performance compared with a selected peer group of funds.

At the meeting, representatives of the Adviser presented additional information about it and the subadvisers to the Directors to assist the Directors in evaluating the reasonableness of the fees paid to the Adviser and each subadviser and other aspects of the Agreements. The Directors then discussed the materials with the Adviser and the approval of each Agreement in light of this information.

In addition to the information the Directors received in advance of the meeting and the presentations made by, and discussion held with, management at the meeting, the Board considered a variety of other factors in approving each Agreement. The factors considered by the Board included, but were not limited to, the following: (1) the nature and quality of the services provided to each Fund by the Adviser and the subadvisers, including the performance of the Fund relative to (a) its stated investment objective, (b) other investment companies similar in objective to the Fund, and (c) benchmark indice(s); (2) the Adviser's profitability from the Advisory Agreement and, to the extent available, subadviser profitability; (3) the appropriateness of the Adviser's fee taking into account any ancillary benefits to the Adviser and its affiliates that can be attributed to the Adviser's position with the Fund; (4) the Adviser's and subadvisers' fees as compared to those charged by others for providing similar advisory services to clients similar to the Fund; (5) the experience and qualifications of the Adviser's personnel and the extent of care and conscientiousness with which the Adviser performs its duties, including the subadviser selection and fee negotiation process whereby the Adviser seeks to achieve an appropriate and competitive level of fee and fee structure; and (6) the nature, quality and costs of the non-investment management services provided by the Adviser and its affiliates to the Fund's shareholder base.

In considering the approval of the subadvisory agreements, the Directors also considered the assessments provided by the Adviser as to the nature and quality of the services provided by the subadvisers and the Adviser's belief that the subadvisory fees paid by each Fund are competitive and appropriate; and the Adviser's assessment that each subadviser's use of soft dollars as it relates to the applicable Fund is appropriate.

With regard to the initial approval of the Agreements with Mellon Capital Management for the US Government Securities Fund and the Index Funds, the Board considered, among other things, the materials that were provided by the Adviser and Mellon Capital Management in advance of the Meeting; and the presentations made by, and the discussions with, representatives of the Adviser and Mellon Capital Management at the meeting. The information the Board received and considered relating to the appointment of Mellon Capital Management as subadviser to the Funds included: Mellon's business, personnel, operations, brokerage and trading policies and practices, Code of Ethics, and other compliance procedures, information relating to advisory fees and expense ratios of a selected group of comparably sized funds. The Board also considered the nature and quality of the services expected to be provided by Mellon Capital Management to the US Government Fund and the Index Funds, the distinct investment process of Mellon Capital Management, the history and qualifications of its personnel and certain information relating to its financial condition, and other relevant factors.

Based upon the foregoing and other factors, the Board, including all of the Independent Directors, concluded that the nature and quality of the Advisers' and subadvisers' services provided (or to be provided) to the Funds were consistent with the Funds' operational requirements; and that continuation or the initial approval of each Agreement, as the case may be, is in the best interests of the applicable Fund and its respective shareholders, and unanimously approved each Agreement.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The principal shareholder of The Vantagepoint Funds is VantageTrust (the "VantageTrust"), a Trust sponsored by The VantageTrust Company ( a New Hampshire non-depository bank), which is a wholly owned subsidiary of RC. The VantageTrust was established for the purpose of holding and investing the assets of public sector retirement and deferred compensation plans. The VantageTrust owns a majority of the outstanding shares of each Fund and is therefore considered a "control" person for purposes of the 1940 Act. As a control person of each Fund, VantageTrust may possess the ability to control the outcome of matters submitted to the vote of shareholders. The following represents the percentage of shares outstanding in each of the Funds held by VantageTrust as of March 31, 2004:

Money Market                       39.75%
US Government Securities           66.86%
Asset Allocation                   70.22%
Equity Income                      65.13%
Growth & Income                    64.27%
Growth                             67.75%

Aggressive Opportunities           64.34%
International                      64.38%
Core Bond Index  I                 86.97%
Core Bond Index II                 33.01%
500 Stock Index I                  94.33%
500 Stock Index II                 25.50%
Broad Market Index I               95.90%
Broad Market Index II              33.76%
Mid/Small Co. Index I              93.05%
Mid/Small Co. Index II             33.48%
Overseas Index I                   93.47%
Overseas Index II                  27.58%
Savings Oriented                   55.52%
Conservative Growth                60.55%
Traditional Growth                 65.19%
Long-Term Growth                   67.78%
All-Equity Growth                  66.98%

                     INVESTMENT ADVISORY AND OTHER SERVICES

VIA is a wholly owned subsidiary of, and is controlled by RC, a retirement plan administrator and investment adviser whose principal investment advisory client is VantageTrust. RC was established as a not-for-profit organization in 1972 to assist state and local governments and their agencies and instrumentalities in the establishment and maintenance of deferred compensation and qualified retirement plans for the employees of such public sector entities. These plans are established and maintained in accordance with Sections 457 and 401, respectively, of the Internal Revenue Code of 1986, as amended. RC has been registered as an investment adviser with the SEC since 1983.

VIA is a Delaware limited liability company, and is registered as an investment adviser with the SEC.

VIA provides investment advisory services to each of the Vantagepoint Funds, including the Model Portfolio Funds, pursuant to a Master Advisory Agreement (the "Advisory Agreement"). The advisory services include Fund design, establishment of Fund investment objectives and strategies, selection and management of subadvisers, and performance monitoring. VIA supervises and directs each Fund's investments. Additionally, VIA is responsible for the asset allocation for the Model Portfolio Funds. VIA furnishes periodic reports to the Funds' Board of Directors regarding the investment strategy and performance of each Fund.

Pursuant to the Advisory Agreement, the Funds compensate VIA for these services by paying VIA an annual advisory fee assessed against daily average net assets under management in each Fund as follows:

   ADVISORY FEE
   ------------
All Funds except
the Index Funds                 0.10%
(including the Model
Portfolio Funds)
Index Funds                     0.05%

VIA received the following investment advisory fees for the fiscal years ended December 31, 2001, 2002, and 2003:

   ADVISORY FEE PAID            2001            2002           2003
Money Market*               $    27,008     $    87,606    $   121,578
Income Preservation             602,159         426,006        505,321
US Government Securities        112,865         168,186        225,600
Asset Allocation                904,974         770,146        679,463

Equity Income                            581,723         616,820        625,743
Growth & Income                          387,618         444,824        586,001
Growth                                 2,902,161       2,466,713      2,240,071
Aggressive Opportunities                 796,070         680,714        680,259
International                            301,016         295,314        312,655
Core Bond Index                          204,080         237,825        278,071
500 Stock Index                          118,413         111,292        120,736
Broad Market Index                       253,811         219,585        214,210
Mid/Small Company Index                   29,580          28,752         32,868
Overseas Equity Index                     20,976          21,569         25,314
Model Portfolio Savings Oriented         117,935         144,868        173,411
Model Portfolio Conservative Growth      253,154         282,781        308,198
Model Portfolio Traditional Growth       507,803         570,943        622,976
Model Portfolio Long-Term Growth         472,003         526,838        612,219
Model Portfolio All-Equity Growth         21,412          45,140         75,327

* VIA waived, $77,619 of its fee for the fiscal year ended December 31, 2001 and $38,024 of its fee for the fiscal year ended December 31, 2002.

VIA or its broker-dealer affiliate, ICMA-RC Services' LLC ("RC Services"), provides all distribution and marketing services for the Funds. VIA or its transfer agent affiliate, Vantagepoint Transfer Agents, LLC. ("VTA"), also provides certain administrative shareholder support services for the Vantagepoint Funds pursuant to a Transfer Agency and Administrative Services Agreement related to the retirement plans investing in the Funds. The address for VIA, RC Services, and VTA is 777 N. Capitol Street, N.E., Washington, D.C. 20002 VIA or VTA, as the case may be, also provides Fund administration and transfer agency services, such as preparation of shareholder reports and proxies, shareholder recordkeeping and processing of orders. VIA or VTA receives asset-based compensation for these administrative and transfer agency services on an annual basis as follows:

                         FEE FOR               FEE FOR
                    INVESTOR SERVICES       FUND SERVICES
                    -----------------       -------------
All Funds except
the Index Funds
(including
underlying Funds
Of the Model
Portfolio Funds)          0.20%                 0.15%

Index Funds

Class I                   0.15%                 0.15%
Class II                  0.05%                 0.05%

VIA or VTA received the following fees for administrative and transfer agency services for the fiscal years ended December 31, 2001, 2002, and 2003:

AMOUNT RECEIVED                            2001            2002           2003
Money Market                           $   366,194     $  439,705     $  425,524
Income Preservation                      1,207,228      1,491,020      1,768,623
US Government Securities                   395,028        588,650        789,598
Asset Allocation                         3,167,410      2,695,512      2,378,119
Equity Income                            2,036,030      2,158,869      2,190,100
Growth & Income                          1,356,662      1,556,884      2,051,005
Growth                                  10,157,564      8,633,494      7,840,249
Aggressive Opportunities                 2,786,244      2,382,500      2,380,908
International                            1,058,408      1,033,599      1,094,293
Core Bond Index                          1,027,946      1,179,169      1,365,329
500 Stock Index                            430,603        403,511        439,260
Broad Market Index                       1,064,556        887,201        854,596
Mid/Small Company Index                    119,679        115,785        133,105

Overseas Equity Index                      108,560        113,419        132,655
Model Portfolio Savings Oriented               N/A            N/A            N/A
Model Portfolio Conservative Growth            N/A            N/A            N/A
Model Portfolio Traditional Growth             N/A            N/A            N/A
Model Portfolio Long-Term Growth               N/A            N/A            N/A
Model Portfolio All-Equity Growth              N/A            N/A            N/A

The advisory fee, the fee for investor services, and the fee for fund services are deducted from the applicable Fund's assets, and their effect is factored into any quoted share price or investment return for that Fund.

The Funds, VIA, ICMA-RC Services LLC, the Funds' distributor, and each subadviser has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes apply to the personal investing activities of access persons as defined by Rule 17j-1, and are designed to prevent unlawful practices in connection with the purchase and sale of securities by access persons. Under the codes, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes and, in certain cases, pre-clear securities transactions. A copy of these codes are on file with the SEC and available to the public.

The Funds have also entered into an Administration Agreement with Investors Bank & Trust Company ("IBT") wherein IBT performs certain fund accounting, financial reporting, tax filing and portfolio compliance functions. IBT has received the following fees for these services for the fiscal years ended 2001, 2002 and 2003:

                              2001          2002         2003
                              ----          ----         ----
Money Market                $ 20,509      $ 21,525    $  19,105
Income Preservation           76,409        72,277       76,040
US Government                 21,345        28,035       35,127
Asset Allocation             149,992       133,242      103,662
Equity Income                 98,511       105,568       94,084
Growth and Income             70,076        74,703       88,069
Growth                       372,040       408,553      339,907
Aggressive Opportunities     133,617       118,108      101,087
International                 58,564        51,426       46,993
Core Bond Index               21,451        19,500       18,000
500 Stock Index               20,658        19,500       18,000
Broad Market Index            22,304        19,500       18,000
Mid/Small Co. Index           19,594        19,500       18,000
Overseas Equity Index         19,483        19,500       18,000
Savings Oriented              18,333        21,600       20,000
Conservative Growth           18,757        21,600       20,000
Traditional Growth            19,047        21,600       20,000
Long-Term Growth              19,022        21,600       20,000
All-Equity Growth              4,061        19,410       20,000

The day-to-day investment management of each Fund rests with one or more subadvisers hired by the Funds with the assistance of VIA. The responsibility for overseeing subadvisers rests with VIA's Investment Division. The following tables identify each subadviser and indicate the annual subadvisory fee that is paid out of the assets of each Fund. The fee is assessed against average daily net assets under management. The fee schedules that have been negotiated with each subadviser and the fees paid for the fiscal years ended December 31, 2001, 2002 and 2003 are set forth below.

                                   SUBADVISERS

The following firms currently serve as subadvisers:

Artisan Partners Limited Partnership, 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin, serves as subadviser to the International Fund. Artisan Partners is a Delaware limited partnership managed by its sole general partner, Artisan Investment Corporation. Andrew Ziegler and Carlene Ziegler are the directors of Artisan Investment Corporation and together own 100% of its outstanding voting securities.

Capital Guardian Trust Company, 333 South Hope Street, Los Angeles, California, 90071, serves as subadviser to the International and Growth & Income Funds. Capital Guardian Trust Company is a wholly owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc.

Brown Capital Management, 1201 North Calvert Street, Baltimore, Maryland, 21202, serves as subadviser to the Growth Fund. Brown Capital Management is controlled by its founder and president, Eddie C. Brown.

Fidelity Management & Research Company ("FMR"), 82 Devonshire Street, Boston, Massachusetts, serves as subadviser to the Growth Fund. FMR has entered into a sub-subadvisory agreement with FMR Co., Inc. ("FMRC") pursuant to which FMRC has primary responsibility for choosing investments for the Fund. FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMRC. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

Tukman Capital Management, 60 E. Sir Francis Drake Blvd., Larkspur, California, 94939, serves as subadviser to the Growth Fund. Tukman Capital Management is controlled by its President, Melvin Tukman.

T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland, 21202, serves as subadviser to the Growth & Income, Equity Income and Aggressive Opportunities Funds. T. Rowe Price Associates, Inc. is a wholly owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company listed on the Nasdaq National Market.

Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts, 02109, serves as subadviser to the Growth & Income and Aggressive Opportunities Funds. Wellington Management Company is a Massachusetts limited liability partnership.

Barrow, Hanley, Mewhinney & Strauss, Inc., 3232 McKinney Avenue, Dallas, Texas, 75204, serves as subadviser to the Equity Income Fund. The firm is a subsidiary of Old Mutual Asset Managers (US) LLC, which is a subsidiary of Old Mutual plc.

Southeastern Asset Management, 6410 Poplar Avenue, Memphis, Tennessee, 38119, serves as subadviser to the Equity Income and Aggressive Opportunities Funds. Southeastern is wholly owned by its employees.

Mellon Capital Management, 595 Market Street, San Francisco, California, 94105, serves as subadviser to the Asset Allocation, Index, and US Government Securities Funds. Mellon Capital is a wholly owned, indirect subsidiary of Mellon Financial Corporation, a publicly traded and bank holding company.

Payden & Rygel Investment Counsel, 333 So. Grand Avenue, Los Angeles, California, 90071, serves as subadviser to the Short-Term Bond Fund. The firm is a privately held independent investment management organization owned by ten senior employees who are actively involved in the day-to-day operations of the firm.

Peregrine Capital Management, Inc., 800 LaSalle Street, Suite 1850, Minneapolis, Minnesota, 55402, serves as a subadviser to the Growth Fund. The firm is 100% owned by Wells Fargo & Company.

STW Fixed Income Management Ltd., 6185 Carpinteria Avenue, Carpinteria, California, 93013. The firm is owned 100% by William H. Williams, Principal, Chief Executive Officer and Chief Investment Officer.

Information on the advisory services provided by each Subadviser for each Fund can be found in the Prospectus, under the heading "Investment Policies, Investment Objectives, Principal Investment Strategies, and Related Risks."

The following represents fees paid to the various subadvisers:

                                                                               AMOUNT PAID       AMOUNT PAID     AMOUNT PAID
                                                                                FOR PERIOD       FOR PERIOD      FOR PERIOD
                                                                                  ENDED             ENDED           ENDED
            FUND/SUBADVISER                   ASSETS MANAGED            FEE   DEC. 31, 2001     DEC. 31, 2002   DEC. 31, 2003
MONEY MARKET FUND

AIM Advisors, Inc. (adviser to AIM
Short-Term Investments Co. Liquid Asset
Portfolio)+                                 Flat fee                    0.11%   N/A              N/A             N/A

+AIM Advisors, Inc. is not a subadviser
to the Money Market Fund and the fee
reflected is the expense ratio charged by the Short-Term Investments Co. Liquid
Asset Portfolio

SHORT-TERM BOND FUND(1)

Subadviser
Pacific Investment Management Company, LLC  Flat fee                    0.25%   $  239,330       $  327,225      $  389,895

Payden & Rygel Investment Counsel           First $200 million          0.10%   $  141,553       $  108,816      $  195,279
                                            Next $100 million           0.09%
                                            Over $300 million           0.08%

Wellington Management Company, LLP          First $100 million          0.25%   $  230,479       $  297,766      $  333,582
                                            Over $100 million           0.15%

US GOVERNMENT SECURITIES FUND(1)

Subadviser
Mellon Capital Management                   First $100 million          0.06%   N/A              N/A             N/A
                                            Over $100 million           0.05%

Seix Investment Advisors, Inc.              First $150 million          0.10%   $  113,097(+)    $  154,990      $  213,528
(1)  Seix Investment Advisers, Inc.
served as a subadviser until December
2003.
(+) Reflects higher fee schedule in place
prior to July 1, 2001                       Next  $150 million          0.08%

ASSET ALLOCATION FUND(2)

Subadviser
Mellon Capital Management                   First $200 million         0.375%   $2,147,052       $1,811,009      $1,600,218
                                            Next  $300 million          0.20%
                                            Over $500 million           0.15%

(2) Avatar, Payden & Rygel, and Wilshire no longer serve as subadvisers to the Asset Allocation Fund. They received fees for fiscal year ended
December 31, 2001 in the amounts of $127,916 and $106,647, respectively.

EQUITY INCOME FUND

Subadviser
Barrow, Hanley, Mewhinney
& Strauss, Inc.                             First $10 million           0.75%   $  558,509       $  593,232      $  572,639
                                            Next  $15 million           0.50%
                                            Next  $175 million          0.25%
                                            Next  $600 million          0.20%

(1) On November 6, 2004, the Income Preservation Fund changed its name to the Short-Term Bond Fund. Prior to that date, the Fund had a different investment objective, strategies, risks and investment subadvisers.

                                                                               AMOUNT PAID       AMOUNT PAID     AMOUNT PAID
                                                                                FOR PERIOD       FOR PERIOD      FOR PERIOD
                                                                                  ENDED             ENDED           ENDED
            FUND/SUBADVISER                   ASSETS MANAGED            FEE   DEC. 31, 2001     DEC. 31, 2002   DEC. 31, 2003
                                            Next  $200 million         0.15%
                                            Over  $1 billion           0.13%

Southeastern Asset Management, Inc.         First $50 million          0.75%    $  940,752       $1,166,634      $1,135,514
                                            Over $50 million           0.50%

T. Rowe Price Associates, Inc.*             First $500 million         0.40%
                                            Over  $500 million        0.375%    $  741,584       $  823,542      $  768,908

GROWTH & INCOME FUND(3)

Subadviser
Capital Guardian Trust Company              First $25 million         0. 55%*   $  375,201       $  395,167      $  500,217
                                            Next  $25 million          0.40%
                                            Over  $50 million         0.225%
                                            * Minimum fee of
                                            $167,500 payable
                                            to Capital Guardian

T. Rowe Price Associates, Inc.*             First $500 million        0.400%    $  181,147       $  560,877      $  713,887
                                            Over  $500 million        0.375%

Wellington Management Company, LLP          First $50 million          0.40%    $  429,433       $  458,853      $  558,010
                                            Next $50 million           0.30%
                                            Over $100 million          0.25%

(3) Putnam Investment Management, Inc. served as subadviser to the Fund from January 1, 2001 to May 18, 2001 and received $354,685 as compensation for that period. T. Rowe Price Associates began serving as subadviser to the Growth and Income Fund on May 21, 2001.

GROWTH FUND(4)

Subadviser

Barclays Global Fund Advisors               First $1 billion          0.015%    $  136,210       $   62,039      $   10,328
                                            Over $1 billion            0.01%

Brown Capital Management, Inc.              First $50 million          0.50%    $1,029,863       $1,002,937      $1,440,038
                                            Next $50 million           0.40%
                                            Next $100 million          0.30%
                                            Next $300 million          0.25%
                                            Over $500 million          0.20%

FMR                                         First $25 million          0.80%    $4,709,323       $4,085,815      $3,753,791
                                            Over $25 million           0.60%

Peregrine Capital Management                First $25 million          0.60%    N/A              N/A             $2,535,950
                                            Next $25 million           0.48%
                                            Over $50 million           0.40%

Tukman Capital Management, Inc.             Flat fee                   0.50%    $1,659,265       $1,638,589      $2,394,389

(4) TCW Investment Management served as subadviser until August, 2002 and received $1,994,243 for the fiscal period ended December 31, 2002 and received $3,011,314 for the fiscal periods ended December 31, 2001.
Atlanta Capital Management served as subadviser until August, 2002 and received $1,151,312, and $817,823 for the fiscal periods ended December 31, 2001 and 2002, respectively. Peregrine Capital Management became a subadviser in July 2002. Barclays Global Fund Advisors served as subadviser to the Fund until December 2003. Effective March 5, 2004, the
Growth Fund pays Tukman Capital Management, Inc. according to the following fee schedule: 1.00% on the first $20 million in average daily assets;
0.50% on the next $480 million in average daily assets; 0.40% on the

                                                                               AMOUNT PAID       AMOUNT PAID     AMOUNT PAID
                                                                                FOR PERIOD       FOR PERIOD      FOR PERIOD
                                                                                  ENDED             ENDED           ENDED
            FUND/SUBADVISER                   ASSETS MANAGED            FEE   DEC. 31, 2001     DEC. 31, 2002   DEC. 31, 2003
next $500 million in average daily assets; and 0.30% on average daily assets over $1 million; however, the Adviser has agreed to waive its fees to the extent the effective fee rate payable to Tukman exceeds .50% of average daily assets.

AGGRESSIVE OPPORTUNITIES FUND(5)

Subadviser
Wellington Management Company, LLP          First $100 million         0.75%     N/A              $ 263,597      $1,461,029
                                            Over $100 million          0.65%

Southeastern Asset Management, Inc.         First $100 million        0.875%     N/A              $ 287,172      $1,702,391
                                            Over $100 million         0.750%

T. Rowe Price Associates, Inc.*             First $500 million         0.60%     N/A              N/A            $  709,248
                                            Over $500 million          0.55%

(5) First Pacific Advisors, Inc, MFS Institutional Advisers Inc., Roxbury
Capital Management, LLC and TCW Investment Management no longer serve as a subadviser to the Fund. First Pacific Advisors, Inc. received $998,546 for the fiscal year ended December 31, 2001. TCW Investment Management received $1,803,306 and $1,166,722 for the fiscal years ended December 31, 2001 and 2002, respectively. MFS Institutional Advisers, Inc. received
$2,642,792, and $1,258,413 for the fiscal years ended December 31, 2001 and 2002, , respectively. Roxbury Capital Management received $505,671,
$1,930,776 and $522,574 for the fiscal years ended December 31, 2001, 2002, and 2003, respectively. Southeastern Asset Management, Inc. and Wellington
Management Company, LLP became subadvisers in July 2002. T. Rowe Price became a subadviser in March, 2003.

INTERNATIONAL FUND(6)

Subadviser
Capital Guardian Trust Company              First $25 Million          0.75%+    $506,288         $ 500,238      $  686,206
                                            Next  $25 Million          0.60%
                                            Next  $200 Million        0.425%
                                            Next  $250 Million        0.375%
                                            +Minimum Fee of
                                            $337,500 Payable to
                                            Capital Guardian

Artisan Partners Limited Partnership        Flat Fee                   0.70%     N/A              N/A            $1,031,985

(6) Lazard Asset Management and T. Rowe Price International Inc. no longer serve as subadvisers. They received $510,996 and $475,045 and $585,814 and $557,103, for fiscal years ended December 31, 2001 and 2002, respectively.
Artisan Partners Limited Partnership became a subadviser in September 2002.

CORE BOND INDEX FUND

Subadviser
Mellon Capital Management                   First $50 million          0.05%     N/A              N/A            N/A
                                            Next $50 million           0.04%     N/A              N/A            N/A
                                            Above $100 million         0.02%     N/A              N/A            N/A

500 STOCK INDEX FUND

Subadviser
Mellon Capital Management                   First $50 million          0.04%     N/A              N/A            N/A
                                            Next $50 million           0.03%     N/A              N/A            N/A
                                            Next $900 million         0.015%     N/A              N/A            N/A
                                            Above $1,000
                                            million                    0.01%     N/A              N/A            N/A

                                                                               AMOUNT PAID       AMOUNT PAID     AMOUNT PAID
                                                                                FOR PERIOD       FOR PERIOD      FOR PERIOD
                                                                                  ENDED             ENDED           ENDED
            FUND/SUBADVISER                   ASSETS MANAGED            FEE   DEC. 31, 2001     DEC. 31, 2002   DEC. 31, 2003
BROAD MARKET INDEX FUND

Subadviser
Mellon Capital Management                   First $50 million          0.05%       N/A              N/A              N/A
                                            Next $50 million           0.04%       N/A              N/A              N/A
                                            Next $900 million        0.0175%       N/A              N/A              N/A
                                            Above $1,000
                                            million                    0.01%       N/A              N/A              N/A

MID/SMALL COMPANY INDEX FUND

Subadviser
Mellon Capital Management                   First $50 million          0.07%       N/A              N/A              N/A
                                            Next $50 million           0.06%       N/A              N/A              N/A
                                            Next $900 million          0.02%       N/A              N/A              N/A
                                            Above $1,000
                                            million                    0.01%       N/A              N/A              N/A

OVERSEAS EQUITY INDEX FUND

Subadviser
Mellon Capital Management                   First $50 million          0.10%       N/A              N/A              N/A
                                            Above $50 million          0.06%       N/A              N/A              N/A

* T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fees for The Vantagepoint Funds for which it services as subadviser (the "Funds"). The fee reduction ranges from 2.5% to 5.0% based on the combined asset levels of the Funds.

INDEX FUNDS (BARCLAYS)      ADVISORY AND ADMINISTRATIVE FEES          2001           2002         2003
----------------------      --------------------------------          ----           ----         ----
Core Bond Index Fund             0.08%**                            $334,036       $386,691     $450,908

500 Stock Index Fund             0.05%**                            $118,462       $110,383     $125,463

Broad Market Index Fund          0.08%**                            $402,716       $346,647     $356,607

Mid/Small Company Index          0.10%                              $ 58,839       $ 57,252     $ 70,712

Overseas Equity Index            First $1 Billion  0.25%            $104,029       $108,129     $133,994
                                 Over $1 Billion 0.17%

**Prior to March 8, 2004, the Index Funds operated under a master-feeder arrangement. Under that arrangement each Index Fund was structured as a "feeder fund" and invested all of its assets in a corresponding portfolio of the Master Investment Portfolios. When the Index Funds were invested in the Master Investment Portfolios, Barclays Global Fund Advisors ("BGFA") was entitled to receive monthly fees from the Master Investment Portfolios. The fees set forth above reflect the rate of fees for services paid to BGFA for the applicable MIP. The Index Funds no longer invest in the Master Investment Portfolios advised by BGFA.

                       PORTFOLIO TRANSACTIONS OF THE FUNDS

VIA maintains a commission recapture program with certain brokers for the Aggressive Opportunities Fund, the International Fund, the Growth Fund, the Growth & Income Fund, the Equity Income Fund, and Asset Allocation Fund. Under that program, a percentage of commissions generated by the portfolio transactions for those Funds is rebated to the Funds by the brokers and included with the realized gains of the Funds. Participation in the program is voluntary and VIA receives no benefit from the recaptured commissions. The following tables represent the total brokerage commissions paid for the fiscal years ended December 31, 2001, 2002 and 2003:

                         2001         2002          2003
Aggressive
Opportunities       $  1,843,037  $ 4,154,578    $2,253,548
International            516,438      657,521       603,298

Growth                 1,950,047    4,057,406     3,862,806
Growth & Income          494,766      675,022       437,587
Equity Income            677,005      624,829       429,891
Asset Allocation         150,206       66,114         6,995
Total               $  5,631,499  $10,235,470    $7,594,125

Total estimated brokerage paid to brokers participating in the commission recapture program for the fiscal year 2003:

Equity Income Fund               $   80,593
Growth & Income Fund             $  116,513
Aggressive Opportunities Fund    $  487,075
Growth Fund                      $3,172,257
International Fund               $  189,589
Total                            $4,046,027

The advisory agreements with each subadviser authorize the subadviser to select the brokers or dealers who will execute the purchases or sales of securities for each Fund (with the exception of the Money Market Fund and the Model Portfolio Funds which do not have subadvisers). The agreements direct the subadvisers to use their best efforts to obtain the best execution with respect to all transactions for the Funds. In placing Fund transactions, therefore, each subadviser is expected to use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain most favorable execution.

In choosing brokers, the subadvisers may take into account, in addition to commission costs and execution capabilities, the financial stability and reputation of the brokers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such brokers. In addition, the subadvisers may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Such research services may include research on companies, on-line access to multiple news sources, and financial and statistical data. Research services provided may be used by certain subadvisers in servicing all of their clients. The subadviser is authorized to pay brokers who provide such brokerage or research services a commission for executing a transaction which is in excess of the commission another broker would have charged for that transaction if the subadviser determines that such commission is reasonable in relation to the value of the brokerage and research services provided to the subadviser by the broker.

One or more of the subadvisers may aggregate sale and purchase orders for the Funds with similar orders made simultaneously for other clients of the subadviser. The subadviser will do so when, in its judgment, such aggregation will result in overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission, and other expenses.

If an aggregate order is executed in parts at different prices, or two or more separate orders for two or more of a subadviser's clients are entered at approximately the same time on any day and are executed at different prices, the subadviser has discretion, subject to its fiduciary duty to all its clients, to use an average price at which such securities were purchased or sold for the Fund and each of the clients for whom such orders were executed.

The Vantagepoint Funds participate in a securities lending program under which the Funds' custodian is authorized to lend Fund securities to qualified institutional investors under contracts calling for collateral in U.S. Government securities or cash in excess of the market value of the securities loaned. The Vantagepoint Funds receive dividends and interest on the loaned securities and a portion of interest earned on reinvested collateral.

                       CAPITAL STOCK AND OTHER SECURITIES

The Vantagepoint Funds is an open-end diversified management investment company organized as a Delaware business trust. As an open-end company, The Vantagepoint Funds continually offers shares to the public. With the exception of the Index Funds, each Fund offers a single class of shares.

The Index Funds offer two classes of shares, Class I and Class II. Class I shares are generally open to IRA and other individual accounts and each public sector employee benefit plan that invests indirectly in the Funds through VantageTrust containing assets of less than $20 million. Plans having total assets administered by the Retirement Corporation in excess of $20 million or that have other qualifying Plan characteristics (as determined by the Retirement Corporation) invest through the applicable VantageTrust Index Fund in Class II shares. The Retirement Corporation may implement average account balance requirements. Other plans and certain IRA accounts known as "deemed IRAs" with average account balance requirements or other features that are expected to afford the Index Funds with certain economies of scale in servicing employee benefit plan participant accounts, may also qualify for Class II shares.

      Class II shares of an Index Fund may not be exchanged for Class I shares offered by another Index Fund. Class I shares may be exchanged for Class II shares provided that all purchase eligibility requirements are satisfied by the holder of Class I shares and such exchanges are permitted by the 1940 Act. Each Class II shareholder will have one vote for each full Class II share held and a fractional vote for each fractional Class II share held. Class II shareholders will have exclusive voting rights regarding any matter submitted to Class II shareholders that relates solely to Class II shares and will have separate voting rights on any other matter submitted to Class II shareholders in which the interests of Class II shareholders differ from the interests of holders of any other class. Class II shares may convert into Class I shares if an investor no longer meets the appropriate investment criteria. Any such conversion will be preceded by written notice and will be effected on the basis of the relative net asset values of Class I and Class II shares without imposition of sales loads, fee or any other charge.

                           PURCHASES AND REDEMPTIONS

PURCHASES

Reference is made to the Prospectus under the heading "Purchases, Exchanges and Redemptions."

The Funds reserve the right in their sole discretion (i) to suspend the offering of their shares or (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of a particular Fund or Funds.

REDEMPTIONS

Reference is made to the Prospectus under the heading "Purchases, Exchanges and Redemptions."

The Funds may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE, the Federal Reserve Bank of New York, the NASDAQ, the Chicago Mercantile Exchange ("CME"), the CBOT, or any other exchange, as appropriate, is closed (other than customary weekend or holiday closings), or trading on the NYSE, the NASDAQ, the CME, the CBOT, or any other exchange, as appropriate, is restricted; (ii) for any period during which an emergency exists so that sales of a Fund's investments or the determination of its NAV is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of a Fund's investors.

IRA REDEMPTION REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE.

A signature guarantee is designed to protect shareholders against fraud and may be required by The Vantagepoint Funds at the discretion of its management. A redemption request must be made in writing and must include a signature guarantee if any of the following situations would apply:

*     The account registration has changed within the past 30 days;

* The check is being mailed to an address other than the one listed on the account (record address);

*     The check is being made payable to someone other than the account owner;

* The redemption proceeds are being transferred to an account with a different registration;

*     Proceeds are to be wired to a bank account that was not pre-designated;
      and

* Any other transaction reasonably determined by the Funds to require a signature guarantee.

A signature guarantee may be obtained from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. Please note: a notary public cannot provide a signature guarantee, and a notarized redemption request is not sufficient.

The Funds have made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in an amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Funds at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make a payment of the entire redemption in cash detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Pricing and Timing of Transactions" and a redeeming shareholder would normally incur brokerage expenses if he or she converted these securities to cash.

MINIMUM INVESTMENT REQUIREMENTS

Shareholders will be informed of any increase in the minimum investment requirements by a new Prospectus or a Prospectus supplement, in which the new minimum is disclosed. Any request for a redemption (including pursuant to check writing privileges) by an investor whose account balance is (a) below the currently applicable minimum investment, or (b) would be below that minimum as a result of the redemption, will be treated as a request by the investor for a complete redemption of that account. In addition, the Trust may redeem an account whose balance (due in whole or in part to redemptions since the time of last purchase) has fallen below the minimum investment amount applicable at the time of the shareholder's most recent purchase of Fund shares (unless the shareholder brings his or her account value up to the currently applicable minimum investment).

TAX CONSEQUENCES

Note that in the case of tax-qualified retirement plans, a withdrawal/distribution from such a plan may have adverse tax consequences. A shareholder contemplating such a withdrawal/distribution should consult his or her tax advisor. Other shareholders should consider the tax consequences of any redemption and consult their tax advisor.

                              TAXATION OF THE FUND

The Vantagepoint Funds intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, which would cause the ordinary income (which includes short-term capital gains) and net long-term capital gains of the Fund to "pass through" to the shareholders for federal income and capital gains tax purposes. Failure to qualify for Subchapter M status could result in federal income and capital gains taxes being assessed at the Fund level, which would reduce Fund returns correspondingly.

                         CALCULATION OF PERFORMANCE DATA

For purposes of quoting and comparing the performance of a Fund (other than the Money Market Fund) to that of other mutual funds and to other relevant market indexes in advertisements or in reports to shareholders, performance for the Fund may be stated in terms of total return. Under SEC rules, funds advertising performance must include total return quotes calculated according to the following formula:

                    P(1+T)(n) = ERV

Where:      P =     a hypothetical initial payment of $1,000;

            T =     Average annual total return;
            n =     Number of years (1, 5 or 10); and

            ERV =   Ending redeemable value of a hypothetical
                    $1,000 payment, made at the beginning of the 1, 5 or 10 year periods, at the end of the 1, 5, or 10 year periods (or
                    Fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods or a shorter period dating from the effectiveness of the Registration Statement of the Funds. In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at net asset value as described in the Fund's Prospectus on the reinvestment dates during the period. Total return, or `T' in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

The total returns for each Fund for the periods ending through December 31, 2003 were:

                                           1 Year (%)     Since Inception (%)
                                           ----------     -------------------
Money Market+                                 .60%               3.22
Income Preservation ++                        3.51               4.31
US Government Securities+                     1.66               5.93
Asset Allocation+                            25.97               1.64
Equity Income+                               33.09               5.68
Growth & Income+                             30.49               4.42
Growth+                                      28.71               2.52
Aggressive Opportunities+                    44.68               2.69
International Fund+                          31.31               1.36
Core Bond Index Class I+                      3.59               6.56
500 Stock Index Class I+                     27.98              -1.24
Broad Market Index Class I+                  31.08               0.05
Mid/Small Company Index Class I+             42.17               4.77
Overseas Equity Index Class I+               37.75              -0.22
Model Portfolio Savings Oriented++            9.93               4.08
Model Portfolio Conservative Growth++        14.64               2.88
Model Portfolio Traditional Growth++         20.68               1.32
Model Portfolio Long-Term Growth++           27.21              -0.01
Model Portfolio All Equity Growth++          33.26              -2.30

(+) Inception March 1, 1999
(++) Inception December 4, 2000

The total returns for Class II shares of the Index Funds for the periods ending December 31, 2003 were:

                                          1 Year      Since Inception +
                                          ------      -----------------
Core Bond Index Class II                   3.88%           6.86%
500 Stock Index Class II                  28.24           -1.99
Broad Market Index Class II               31.30           -0.68
Mid/Small Company Index Class II          42.53            4.22
Overseas Equity Index Class II            37.85           -0.97

(+) Inception April 5, 1999

In addition to the total return quotations discussed above, a Fund also may advertise its yield based on a thirty-day (or one month) period ended on the date of the most recent balance sheet included in the Fund's Registration Statement, computed by dividing the net investment income per share of the Fund earned during the period by the maximum offering price per Fund share on the last day of the period, according to the following formula:

                  YIELD = [2(a-b + 1) 6- 1]
                          -----------------
                                [cd]

Where:      a =   dividends and interest earned during the period;

            b =   expenses accrued for the period (net of reimbursements);

            c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and

            d = the maximum offering price per share on the last day of the period.

Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (i) computing the yield to maturity of each obligation held by the "a" Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (ii) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation that is in a Fund's portfolio (assuming a month of thirty days), and
(iii) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the thirty-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

The 30-day yield as of December 31, 2003 for the following Funds was:

Core Bond Fund Class I                3.7321%
Core Bond Fund Class II               3.9321%
US Government Securities Fund         2.1254%
Income Preservation Fund              2.91%
Money Market                          0.48%

The annualized current yield of the Money Market and Income Preservation Fund, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors for periods prior to November ___, 2004 with respect to the Income Preservation Fund, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Money Market Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365 divided by 7.

The annualized effective yield of the Money Market and Income Preservation Fund, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors for periods prior to November ___, 2004 with respect to the Income Preservation Fund, is computed by determining (for the same stated seven-day period as the current yield) the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Money Market Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

The current and effective 7-day yield as of December 31, 2003 for the Money Market Fund was 0.49% and 0.50%.

Communications which refer to the use of a Fund as a potential investment for employee benefit plans or Individual Retirement Accounts may quote a total return based upon compounding of dividends on which it is presumed no Federal tax applies.

In assessing such comparison of yields, an investor should keep in mind that the composition of the investments in the reported averages might not be identical to the formula used by the Fund to calculate its yield. In addition, there can be no assurance that any Fund will continue its performance as compared to such other averages.

Additional Performance Information for Vantagepoint Elite Shareholders

In an effort to provide taxable investors with performance information that would be most helpful to them, the following after-tax information for the one year period from January 1, 2003 through December 31, 2003 should be read in conjunction with the "Performance Tables" found in the Prospectus:

                             RETURN AFTER TAXES ON  RETURN AFTER TAXES ON DISTRIBUTIONS
               FUND            DISTRIBUTIONS (%)        AND SALE OF FUND SHARES (%)
US Government Securities             0.40                        1.13
Asset Allocation                    25.15                       17.11
Equity Income                       32.89                       21.77
Growth & Income                     30.35                       20.00
Growth                              28.71                       18.66
Aggressive Opportunities            44.67                       29.04
International                       31.32                       20.80
Core Bond Index*                     1.75                        2.40
500 Stock Index*                    27.78                       18.45
Mid/Small Company Index*            42.07                       27.53
Broad Market Index*                 30.90                       20.43
Overseas Equity Index*              38.18                       25.57
Savings Oriented                     9.07                        6.50
Conservative Growth                 13.90                        9.56
Traditional Growth                  20.15                       13.52
Long-Term Growth                    26.83                       17.79
All-Equity Growth                   33.19                       21.72
     *Class I Shares

               LEGAL COUNSEL, INDEPENDENT ACCOUNTANTS & CUSTODIAN.

Crowell & Moring LLP, Washington, D.C. serves as legal counsel to the Funds. PricewaterhouseCoopers LLP, 250 W. Pratt Street, Baltimore, Maryland, serves as independent accountants to the Funds. Deloitte & Touche LLP, 200 Berkley Street, Boston, Massachusetts, served as independent accountants from January 1, 2001 through July 2003. Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts, serves as custodian.

As Custodian, IBT maintains the Funds' securities, cash and other property, delivers securities against payment upon sale and pays for securities against delivery upon purchase, makes payments on behalf of such Funds for payments of dividends, distributions and redemptions, endorses and collects on behalf of such Funds all checks, and receives all dividends and other distributions made on securities owned by such Funds.

                              FINANCIAL STATEMENTS

The Funds' financial statements for the fiscal year ended 2003, including notes there to and the report of PricewaterhouseCoopers LLP are incorporated by reference into this SAI. A copy of the Funds' Annual Report must accompany the delivery of this SAI.

APPENDIX A

BOND RATINGS

Below is a description of Standard & Poor's Ratings Group ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") bond rating categories.

STANDARD & POOR'S RATINGS

GROUP CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC-rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC.

CORPORATE BOND RATINGS

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

APPENDIX B

PROXY VOTING POLICIES

Below are the proxy voting polices (or summaries thereof) of Vantagepoint Investment Advisers, LLC. You may obtain information about the Milestone Funds' proxy voting decisions, without charge, by checking the Milestone Funds' website at www.icmarc.org or on the SEC's website at www.sec.gov.

VANTAGEPOINT INVESTMENT ADVISERS, LLC

PROXY VOTING POLICIES AND PROCEDURES

REVISED AS OF
JANUARY 3, 2005

PURPOSE: Vantagepoint Investment Advisers, LLC ("VIA") has adopted these Proxy Voting Policies and Procedures ("Proxy Policies") to seek to ensure that VIA votes proxies with respect to securities held in accounts of its clients in a manner consistent with the clients' best interests.

GUIDING PRINCIPLES: It is the policy of VIA to vote client proxies for the exclusive benefit and in the best economic interests of the client, that is, in the manner that VIA believes is most likely to maximize total return to the client as an investor in the securities being voted.

SCOPE: These Proxy Policies apply where VIA has and exercises voting power in respect to client securities. Currently, VIA votes proxies for one client, The Vantagepoint Funds ("Fund"), and only in respect to shares of certain mutual funds held by various series of the Fund.2 Certain series of the Fund invest all or part of their assets in other series of the Fund, while other series invest in mutual funds ("Third Party Funds") that are not advised by VIA or any of its related persons.

The authority and responsibility for voting proxies with respect to all other portfolio securities of the Fund has been delegated to the subadviser for each series or portion of the Fund that holds the securities being voted, under investment subadvisory agreements between the Fund, VIA and each subadviser. VIA reviews and evaluates the proxy voting policies and voting record of each subadviser as part of its initial scrutiny and ongoing oversight of each subadviser. Although VIA does not currently expect to be called on to vote proxies for the Fund where that responsibility has been delegated to a subadviser, if that were to occur, VIA would vote such proxies on a case-by-case basis, following the Guiding Principles set forth above and, where appropriate, taking into account the principles set forth in the proxy voting policies of the subadviser for the series or portion of a series holding the security to be voted.

VIA does not vote proxies for any client other than the Fund.

ADMINISTRATION OF PROXY POLICIES: VIA has established a Proxy Voting Committee comprised of members of the staff of its Investment Division and Legal Department ("Committee"). The Committee is responsible for overseeing and updating these Proxy Policies as may be appropriate from time to time.

VIA's Investment Division is responsible for overseeing and administering the voting of client proxies. The Investment Division's responsibilities include identifying any material conflicts of interest on the part of VIA or its personnel that

--------------------
(2) The series of the Fund for which VIA now votes proxies in respect to shares of mutual funds held in their portfolios are: (1) the Vantagepoint Money Market Fund; (2) the Vantagepoint Model Portfolio Funds (currently, the Model Portfolio Savings Oriented Fund, the Model Portfolio Conservative Growth Fund, the Model Portfolio Traditional Growth Fund, the Model Portfolio Long-Term Growth Fund and the Model Portfolio All-Equity Growth Fund); and (3) the Vantagepoint Milestone Funds (currently, the Milestone Retirement Income Fund, the Milestone 2010 Fund, the Milestone 2015 Fund, the Milestone 2020 Fund, the Milestone 2025 Fund, the Milestone 2030 Fund, the Milestone 2035 Fund and the Milestone 2040 Fund). In the future, additional series of the Fund may invest all or part of their assets in shares of mutual funds for which VIA will vote proxies in accordance with these Proxy Policies.

may affect particular proxy votes and resolving any material conflicts identified in consultation with VIA's Legal Department; analyzing and evaluating particular proposals presented for vote; determining when and how proxies should be voted other than in accordance with the general rules and criteria set forth below under "Proxy Voting Guidelines;" implementing procedures reasonably designed to ensure that proxies are received and voted in a timely manner; and making and keeping all required records with respect to proxies voted by VIA.

CONFLICTS OF INTEREST:

1. Voting Shares of Series of the Fund. VIA serves as the investment adviser for all series of the Fund. In addition, VIA's parent company, the ICMA Retirement Corporation ("RC"), is the sponsor of the Fund and other subsidiaries of RC serve as the Fund's transfer agent and distributor. Where a series of the Fund invests in the shares of one or more other series of the Fund, there is the potential for a conflict of interest on the part of VIA in voting those shares, if the matter being voted would have a material impact on VIA or one of its related companies.

To avoid such potential conflicts or the appearance of conflicts, VIA, after consulting with the Fund's Board of Directors, has determined that, as a matter of policy, it normally will NOT exercise its authority to decide how to vote proxies with respect to shares of any series of the Fund held by another series. Instead, VIA generally will seek instructions on how to vote those proxies from the Board of Directors of the VantageTrust Company (`Trust Company"), and will cast the Fund's votes in accordance with the instructions received.3 The Trust Company owns a majority of the voting shares of each series of the Fund either directly, or indirectly through its holdings of shares of the Vantagepoint Model Portfolio Funds. A majority of the members of the Trust Company's Board of Directors are independent of VIA and its related companies. However, in the event that the Trust Company does not hold sufficient voting shares, directly or indirectly, to determine the outcome on any matter being voted, VIA may (a) decide how to vote the shares, if VIA determines that it does not have an actual and material conflict of interest with respect to the particular matter, e.g., a vote to approve or disapprove auditors selected by the Fund Board; or (b) seek approval from the Fund's Board of Directors for alternative ways to avoid the conflict, which may include requesting instructions from all shareholders of the series having the right to vote the proxy, retaining an independent third party to determine how to vote the proxy or casting the vote in proportion to the votes cast by shareholders other than the Fund or its series.

2. Voting Third Party Fund Proxies. Before voting, VIA's Investment Division will screen Third Party Fund proxies to seek to identify any material conflicts of interest that could affect VIA's judgment in deciding how to vote. Conflicts of interest could arise from a variety of circumstances, including, but not limited to, significant current or potential business relationships between VIA (or its related companies) and the sponsor, investment adviser or distributor of a Third Party Fund or certain personal or business relationships between personnel of VIA (or its related companies) and a Third Party Fund or such fund's investment adviser, distributor or sponsor. In evaluating the materiality of conflicts of interest, the Investment Division will consult with the Legal Department. Generally, a conflict of interest arising as a result of a current or prospective business relationship between VIA and another party with an interest in the outcome of the proxy vote will not be considered material if VIA (or a related company) did not receive more than 1% of its total revenues during its last fiscal year as a direct result of services provided by VIA (or a related company) to that party and does not reasonably expect to receive the same or a higher percentage of its total revenues from that business relationship in its current fiscal year. In addition, VIA does not treat the adviser/subadviser, custodial or other service provider relationships between the Fund and its third party subadvisers or other third party service providers as creating a material conflict of interest in connection with the voting of proxies in respect to the shares of a Third Party Fund that uses one or more of the same service providers. If a material conflict of interest is identified, VIA may vote the proxy in accordance with its written Proxy Voting Guidelines, but only if the guidelines specifically state how such a matter generally will be voted, i.e., the guidelines state that votes generally will be cast "for," "against," or "abstain" on that type of proposal. Otherwise, VIA will resolve the conflict as described above under "Voting Shares of Series of the Fund."

WHEN VIA MAY NOT VOTE PROXIES: VIA may not vote proxies in certain circumstances, including situations where (a) the securities being voted are no longer held by the client; (b) the proxy and other relevant materials are not received in

-------------
(3) The Trust Company currently owns a majority of the voting shares of each series of the Fund and indirectly owns, through the Model Portfolio Series of the Fund, a majority of the voting shares of the Vantagepoint Short-Term Bond Fund.

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

sufficient time to allow adequate analysis or an informed vote by the voting deadline; or (c) VIA concludes that the cost of voting the proxy is likely to exceed the expected benefits to the client.

MAINTENANCE OF PROXY VOTING RECORDS: As required by Rule 204-2 under the Investment Advisers Act of 1940, VIA will maintain the following records relating to proxy voting for a period of at least six years:

      (i) a copy of these Proxy Policies, as they may be amended from time to time;

      (ii) copies of proxy statements received regarding client securities, unless these materials are available electronically through the SEC's EDGAR system;

      (iii) a record of each proxy vote cast on behalf of its clients;

      (iv) a copy of any internal documents created by VIA that were material to making the decision how to vote proxies on behalf of its clients; and

      (v) each written client request for information on how VIA voted proxies on behalf of the client and all written responses by VIA to oral or written client requests for such proxy voting information.

DISCLOSURE: VIA will provide clients a summary of these Policies, either directly or by delivering to each client of a copy of its Form ADV, Part II that contains a summary, and also will provide clients information on how a client may obtain a copy of the full text of these Proxy Policies and a record of how VIA has voted the client's proxies. A copy of these materials will be provided promptly to clients on request. For mutual fund clients, VIA will provide the proxy voting information needed to complete Form N-PX and will coordinate with each fund and its other service providers, including subadvisers of the fund, to assist the fund to obtain the information required to be filed on Form N-PX on a timely basis.

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

PROXY VOTING GUIDELINES

Generally, VIA will vote mutual fund proxies (with the exception of proxies in respect to shares of the Short-Term Investments Trust Liquid Assets Portfolio) in accordance with the following guidelines. These are only guidelines, are not exhaustive and therefore do not cover all potential voting issues. They may be changed or supplemented from time to time. Voting decisions not covered by these guidelines will be made in accordance with the Guiding Principles and other provisions of these Proxy Policies. In addition, because individual matters to be voted and the circumstances of issuers of the securities being voted vary, there may be instances when VIA will not strictly adhere to these guidelines in making its voting decision. At any time, VIA may seek voting instructions from its clients, including the Fund's Board of Directors or the direct or indirect owners of Fund shares.

AUDITORS

- VIA generally will vote FOR the recommendation of a fund's Board of Directors to appoint or ratify the appointment of auditors.

BOARD OF DIRECTORS/TRUSTEES ELECTIONS

- VIA generally will vote FOR all nominees of a fund's board of directors. However, each election is reviewed on a case by case basis and may include examination of the following factors: composition of the board and key board committees, each nominee's attendance at meetings, independent status, and other directorships held.

AMENDMENTS TO CHARTER DOCUMENTS

- VIA will vote on a CASE BY CASE basis proposals to amend a fund's declaration of trust, articles of incorporation or by-laws. The declaration of trust or articles of incorporation, along with the by-laws, are considered a fund's charter and describe how a fund is governed and conducts it business. A wide variety of amendments may be proposed, examples of which include:

            -     Provisions for dollar-weighted voting.

            -     The ability of a fund to reorganize without shareholder vote.

            - Amendments allowing a fund to issue multiple classes of shares.

            - Amendments increasing or decreasing the number of directors or trustees.

            -     Fund name changes.

FUND REORGANIZATIONS AND MERGERS

- VIA generally will vote FOR proposals to reorganize a fund from a Massachusetts business trust to a Delaware business trust. A Delaware business trust generally should provide greater flexibility and efficiency in certain corporate and organizational matters.

- VIA will vote on a CASE BY CASE basis proposals for the merger of one fund into another fund. In reviewing these proposals, VIA will focus on the expected impact of the transaction on the fund whose shares are held by VIA's clients and will seek to evaluate what, if any, cost savings, efficiencies or other benefits shareholders of that fund may realize.

ADVISORY CONTRACTS

Amended advisory contracts generally must be approved by the shareholders of a fund. VIA will consider the benefits to shareholders and cost efficiencies, among other factors, when voting these proxies.

- VIA will vote on a CASE BY CASE basis proposals that would amend an advisory contract as a result of a "change of control" of an adviser.

- VIA will vote on a CASE BY CASE basis proposals that would increase an advisory fee.

- VIA will vote on a CASE BY CASE basis proposals providing for the hiring of a new adviser or subadviser.

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

RULE 12B-1 PLANS AND DISTRIBUTION AGREEMENTS

VIA will vote on a CASE BY CASE basis proposals to approve the use of fund assets to pay for the distribution of fund shares to new investors, to pay continuing service fees or to increase the amounts payable under or expand the scope of an existing 12b-1 plan or continuing service arrangement.

FUNDAMENTAL INVESTMENT OBJECTIVES, RESTRICTIONS AND POLICIES

A fund's investment objective, unless stated otherwise, is generally fundamental, and cannot be changed without a shareholder vote. In addition, a fund will have a number of fundamental policies and restrictions. These may include diversification and concentration policies and restrictions on borrowing and lending securities.

- VIA generally will vote AGAINST the reclassification of a fund's diversification policy from diversified to non-diversified.

- VIA generally will vote AGAINST changing a fund's investment objective from fundamental to non-fundamental.

- VIA will vote on a CASE BY CASE basis proposals amending a fund's concentration policy.

- VIA generally will vote FOR amending or eliminating fundamental investment policies or restrictions that reflect outdated state law requirements.

- VIA will vote on a CASE BY CASE basis proposals amending a fund's fundamental investment restrictions.

- VIA will vote on a CASE BY CASE basis proposals amending a fund's fundamental investment objective.

VOTING SHARES OF THE SHORT-TERM INVESTMENTS CO. LIQUID ASSET PORTFOLIO

In voting proxies in respect to shares of the Short-Term Investments Co. Liquid Assets Portfolio held by the Vantagepoint Money Market Fund ("Money Market Fund"), VIA will either seek voting instructions from the shareholders of the Money Market Fund and vote in accordance with those instructions, or vote the shares of the Short-Term Investments Co. Liquid Assets Portfolio in the same proportion as the vote of all other holders of those shares.

                                                 EFFECTIVE DATE: AUGUST 15, 2003

                      ARTISAN PARTNERS LIMITED PARTNERSHIP

Proxy Voting Policy

As a fiduciary, Artisan Partners Limited Partnership exercises its responsibility, if any, to vote its clients' securities in a manner that, in the judgment of Artisan Partners, is in the clients' economic best interests as shareholders. In accordance with that fiduciary obligation and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, Artisan Partners has established the following proxy voting policy.

I. RESPONSIBILITY FOR VOTING. Artisan Partners Limited Partnership shall vote proxies solicited by or with respect to the issuers of securities in which assets of a client portfolio are invested, unless: (i) the client is subject to the Employees Retirement Income Securities Act ("ERISA") and the advisory agreement between Artisan Partners and the client expressly precludes the voting of proxies by Artisan Partners; (ii) the client is not subject to ERISA and the client otherwise instructs Artisan Partners; or (iii) Artisan Partners has responsibility for proxy voting and, in Artisan Partners' judgment, the cost or disadvantages of voting the proxy would exceed the anticipated benefit to the client.

II. PRIMARY CONSIDERATION IN VOTING. When Artisan Partners votes a client's proxy, a client's economic interest as a shareholder is Artisan Partners' primary consideration in determining how proxies should be voted. Except as otherwise specifically instructed by a client, Artisan Partners generally doesn't take into account interests of other stakeholders or interests the client may have in other capacities.

III. ENGAGEMENT OF SERVICE PROVIDER. Artisan Partners has engaged Institutional Shareholder Services ("ISS") to (i) make recommendations to Artisan Partners of proxy voting policies for adoption by Artisan Partners; (ii) perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited; (iii) perform the administrative tasks of receiving proxies and proxy statements, marking proxies as instructed by Artisan Partners and delivering those proxies;
      (iv) retain proxy voting records and information; and (v) report to Artisan Partners on its activities. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by Artisan Partners. Artisan Partners retains final authority and fiduciary responsibility for the voting of proxies. If at any time Artisan Partners has engaged one or more other entities to perform the services described above, all references to ISS in this policy shall be deemed to be references to those other entities.

IV.   VOTING GUIDELINES.

      A. CLIENT POLICY. If the client has a proxy voting policy that has been delivered to Artisan Partners, Artisan Partners shall vote proxies solicited by or with respect to the issuers of securities held in that client's account in accordance with that policy.

      B. NO CLIENT POLICY. If the client does not have or does not deliver a proxy voting policy to Artisan Partners, Artisan Partners shall vote proxies solicited by or with respect to the issuers of securities held in the client's account in the manner that, in the judgment of Artisan Partners, is in the economic best interests of the client as a shareholder in accordance with the standard described above in
            Section II. When making proxy voting decisions, Artisan Partners generally adheres to the proxy voting guidelines set forth in Appendix A hereto (the "Guidelines"). The Guidelines set forth Artisan Partners' proxy voting positions on recurring issues and criteria for addressing non-recurring issues. The Guidelines are based on Artisan Partners' own research and analyses and the research and analyses provided by ISS. Artisan Partners believes the Guidelines, if followed, generally will result in the casting of votes in the economic best interests of clients as shareholders. The Guidelines will be reviewed from time to time by the Proxy Voting Committee, which Committee is further described below.

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

      C. LIMITATIONS ON EXERCISING RIGHT TO VOTE. In the following circumstances Artisan Partners will not vote a client's proxy:

            - No Responsibility. In certain circumstances, a client may direct Artisan Partners not to vote on its behalf. If such a client is an ERISA plan, the advisory agreement must be amended expressly to preclude Artisan Partners from voting.

            - Limited Value. Artisan Partners may abstain from voting the client's proxy in those circumstances where it has concluded to do so would have no identifiable economic benefit to the client-shareholder, such as when the security is no longer held in the client's portfolio or when the value of the portfolio holding is indeterminable or insignificant.

            - Unjustifiable Costs or Disadvantages. Artisan Partners may also abstain from voting the client's proxy when the costs of or disadvantages resulting from voting, in Artisan Partners' judgment, outweigh the economic benefits of voting. For example, in some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting.

            - Securities Lending. Certain of Artisan Partners' clients engage in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because Artisan Partners generally is not aware of when a security may be on loan, it does not have an opportunity to recall the security prior to the record date. Therefore, in most cases, those shares will not be voted and Artisan Partners may not be able fully to reconcile the securities held at record date with the securities actually voted.

V. PROXY VOTING COMMITTEE. Artisan Partners' Proxy Voting Committee oversees the proxy voting process, reviews this Proxy Voting Policy at least annually, develops the Guidelines, grants authority to Proxy Administrators (as defined below) to perform administrative services relating to proxy voting and, with respect to Identified Issuers and Discretionary Votes (as described in the Guidelines) for which an investment team recommends a vote that is inconsistent with the vote recommended by ISS, makes determinations as to the votes to be cast. The Proxy Voting Committee is comprised of the persons identified on Appendix B, as such may be amended from time to time. Action by any two members of the Proxy Voting Committee shall constitute the action of the Committee. To minimize the possibility that members of the Proxy Voting Committee could have certain potential conflicts of interest, none of the members of the Proxy Voting Committee shall be responsible for servicing existing clients or soliciting new clients.

VI.   ADMINISTRATION.

      A. DESIGNATION OF PROXY ADMINISTRATORS. Members of the client accounting department or the legal and compliance department, or such other persons as may be designated by the Proxy Voting Committee, shall serve as Proxy Administrators.

      B. RECEIPT AND RECORDING OF PROXY INFORMATION. The legal and compliance department is responsible for establishing in the records for each client whether the client has:

            - vested Artisan Partners with proxy voting authority or has reserved or delegated that responsibility to another designated person; and

            - adopted a proxy voting policy that Artisan Partners is required to follow.

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

            Such information shall be provided to a Proxy Administrator each time Artisan Partners enters into an advisory agreement with a new client. The legal and compliance department also shall be responsible for notifying a Proxy Administrator any time a client amends its voting instructions or voting policy.

      C. NOTIFICATION OF CUSTODIAN AND ISS. For each client account for which Artisan Partners has discretion to vote shareholder proxies, a Proxy Administrator shall notify the client's custodian that all proxy materials and ballots shall be forwarded to ISS. The Proxy Administrator shall also notify ISS of those instructions.

      D. ISS REPORTS ON PENDING PROXY SOLICITATIONS. ISS publishes a periodic electronic report that identifies pending meetings and due dates for ballots. A Proxy Administrator shall review ISS' reports as necessary, but no less frequently than weekly.

      E. PROCEDURES FOR POTENTIAL CONFLICTS OF INTEREST. In certain circumstances, Artisan Partners may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on behalf of clients. Artisan Partners will be deemed to have a potential conflict of interest when voting proxies if: (i) Artisan Partners manages assets for that issuer or an affiliate of the issuer and also recommends that its other clients invest in such issuer's securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Funds, Inc. or an employee of Artisan Partners; (iii) Artisan Partners is actively soliciting that issuer or an affiliate of the issuer as a client and the Proxy Administrator, member of the relevant investment team, or member of the Proxy Voting Committee who recommends, reviews or authorizes a vote has actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationships with the Proxy Administrator, the member of the relevant investment team, or a member of the Proxy Voting Committee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners, or an employee of Artisan Partners, exists that may be affected by the outcome of the proxy vote and that the Proxy Voting Committee deems to be an actual or potential conflict for the purposes of this Proxy Voting Policy.

                  Each person who serves as a Proxy Administrator, who is a
            member of an investment team that recommends votes or who serves on the Proxy Voting Committee shall, on at least an annual basis, provide to Artisan Partners a list of any portfolio companies with or in which he or she has a relationship or could otherwise be deemed to have a conflict. Each such person shall also certify to Artisan Partners at least annually that he or she agrees to update such list promptly upon becoming aware of any relationship, interest or conflict other than what he or she originally disclosed.

                  Artisan Partners will maintain a list of all such issuers with whom it has deemed that it has a potential conflict voting proxies (the "Identified Issuers"), and provide such list to each Proxy Administrator. The Proxy Administrator will refer all votes for Identified Issuers to the Proxy Committee by completing the form attached as Appendix C, a copy of which is attached hereto, in accordance with the procedures described below. Based on the information provided by the Proxy Administrator and such other information as the Proxy Committee may request, the Proxy Committee will conduct an independent review of the proposed vote. If a member of the Proxy Committee is a person with whom the Identified Issuer has a relationship (the "Conflicted Party"), a relative of the Conflicted Party or a member of the portfolio management team of the strategy that invests in such Identified Issuer, such person shall recuse himself or herself from the review of such vote.

            Artisan Partners believes that application of the Guidelines as discussed below to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre-determined. However, in certain cases where an investment team wishes to vote a proxy in a manner that is not consistent with the Guidelines, the Committee shall review the recommendation of the investment team to ensure that the recommendation itself is not the result of a conflict of interest. In all cases, after review of the Guidelines as applied to the particular vote or the investment team's recommendation with respect to the vote, the Proxy Voting Committee shall instruct the Proxy

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

            Administrator to vote in a manner that the Committee determines, in its reasonable judgment, is in the clients' economic best interests as shareholders.

      F. VOTING ANALYSIS. ISS delivers information relating to its research on particular votes and its vote recommendations electronically to the Proxy Administrators. Each Proxy Administrator shall review the research and vote recommendations and

            - for all votes relating to routine or corporate administrative items (as identified in the Guidelines):

                  - if the vote does not relate to an Identified Issuer, the Proxy Administrator shall confirm with ISS that the vote will be cast in accordance with the Guidelines; or

                  - if the vote relates to an Identified Issuer, the Proxy Administrator will complete the form attached hereto as Appendix C and forward a copy of that form to the administrative assistant of the legal and compliance group, who will forward a copy of the form to the members of the Proxy Voting Committee and will schedule a meeting of that Committee.

            - for all other votes (identified as discretionary items in the Guidelines):

                  - if the vote does not relate to an Identified Issuer, the Proxy Administrator shall contact the investment team(s) whose portfolios hold the subject security to ascertain the team's recommendation with respect to the vote. The Proxy Administrator will then complete the form attached hereto as Appendix C and forward a copy of that form to the administrative assistant of the legal and compliance group. If the team recommends a vote consistent with the recommendation of ISS, the administrative assistant will forward a copy of that form to at least one member of the Proxy Voting Committee, who shall review the vote to ensure that the recommendation itself is not the result of a conflict of interest. If the team recommends a vote inconsistent with the recommendation of ISS, ISS does not make a recommendation, or the Committee member determines that the recommendation of the team is the result of a conflict of interest, the administrative assistant will forward the form to the members of the Proxy Voting Committee and will schedule a meeting of that Committee. The Proxy Voting Committee will consider the team's recommended vote, any recommendation by ISS, the consistency of those recommendations with this Proxy Voting Policy, and any identified conflict of interest and shall determine the vote to be cast, in accordance with the standard set out in Section II of this Policy. In the absence of a conflict of interest, the Committee will generally follow the team's recommendation.

                  - if the vote relates to an Identified Issuer, the Proxy Administrator shall contact the investment team(s) whose portfolios hold the subject security to ascertain the team's recommendation with respect to the vote. The Proxy Administrator will then complete the form attached hereto as Appendix C and forward a copy of that form to the administrative assistant of the legal and compliance group, who will forward the form to the members of the Proxy Voting Committee and will schedule a meeting of that Committee. The Proxy Voting Committee will consider the team's recommended vote, any recommendation by ISS, the consistency of those recommendations with this Proxy Voting Policy, and the identified conflict of interest and shall determine the vote to be cast, in accordance with the standard set out in Section II of this Policy. In the absence of a conflict of interest with the investment team itself, the Committee will generally follow the team's recommendation.

            - for votes of particular interest to an investment team: from time to time, the investment team(s) whose portfolios hold the subject security may determine that following the Guidelines would not be in the economic best interests of Artisan Partners' clients as shareholders; in which case, the team(s) shall notify a Proxy Administrator, who will then complete the form attached hereto as Appendix C and forward a copy of that form to the administrative assistant of the legal and compliance group, who shall forward the form to the members of the Proxy Voting Committee and schedule a meeting of that Committee. The Proxy Voting Committee shall consider the team's recommended vote, any recommendation by ISS, the consistency of those recommendations with this Proxy Voting Policy, and any identified conflict of interest and shall determine the vote to be cast, in accordance with the standard set out in Section II of this Policy. In the absence of a conflict of interest, the Committee will generally follow the team's recommendation.

      G. CONTACTS WITH ISSUERS AND SHAREHOLDERS OF ISSUERS. Artisan Partners generally does not engage in shareholder activism and rarely initiates conversations with an issuer's management with respect to pending proxy voting issues. However, if an employee of Artisan Partners is contacted by an issuer, a shareholder of the issuer or a proxy solicitor with respect to a pending vote, such calls will be referred to a member of the Proxy Voting Committee who will request that such issuer, shareholder or solicitor submit information in writing to be considered by the full Proxy Voting Committee. From time to time, a member of an investment team may discuss a pending issue with an issuer, shareholder or proxy solicitor. Such discussions are not intended to be prohibited by this Policy; however, if a member of an investment team makes a recommendation with respect to that particular vote to the Proxy Administrator as discussed above, such conversation shall be disclosed to the Proxy Administrator and information relating to that conversation shall be recorded on the form attached as Appendix C.

VII. REVIEW OF VOTES CAST. Artisan Partners periodically shall compare (a) the number of shares voted by ISS with the settlement date holdings of Artisan Partners' clients as of a record date and (b) the votes cast with Artisan Partners' standing and specific voting instructions. In many cases, particularly for clients participating in securities lending programs and clients in strategies with more active trading, full reconciliation of votes cast and shares held is not possible. In addition, in some cases, ISS may not receive a ballot on behalf of a client from that client's custodian due to error of the custodian or failure of the custodian to receive the information from the issuer. Full reconciliation of votes cast and shares held by those clients also is not possible. However, Artisan Partners shall use reasonable efforts to determine the reasons for any discrepancies identified, and if such discrepancies are due to an administrative error of ISS, Artisan Partners shall work with ISS to minimize the risk of such errors in the future.

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

VIII. RECORDS AND REPORTS.

      A. REPORTS. Artisan Partners shall make a summary of this Proxy Voting Policy available to clients on at least an annual basis. That summary may be contained in Artisan Partners' Brochure. Artisan Partners shall also make the entire Proxy Voting Policy and Artisan Partners' proxy voting records with respect to a client's account available to that client or its representatives for review and discussion upon the client's request or as may be required by applicable law. Artisan Partners generally will not disclose publicly its past votes, share amounts voted or held or how it intends to vote on behalf of a client account except as required by applicable law, but may disclose such information to a client who itself may decide or may be required to make public such information. Upon a request from a person other than a client for information on Artisan Partners' proxy voting, Artisan Partners personnel will not disclose such information unless otherwise directed to do so by a client, in which case Artisan Partners personnel will direct the requesting party to a member of the Proxy Voting Committee who will handle the request.

      B. RECORDS - BASIS FOR VOTE. Artisan Partners shall maintain a copy of any document generated by Artisan Partners or its agents that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision including:

            1. For votes relating to routine or corporate administrative matters, the basis for each vote cast is reflected in the Guidelines and no additional documentation is required.

            2. For all other votes, including votes relating to discretionary items or Identified Issuers, Artisan Partners shall maintain records relating to the independent review of the Proxy Voting Committee, including a copy of any request for consideration of a vote by the Proxy Voting Committee and any other correspondence relating to recommendations made by an investment team member.

      C. RECORDS - GENERAL. The following documents shall also be maintained by Artisan Partners or by ISS or another third party service provider, on behalf of Artisan Partners; provided that if such documents are maintained by ISS or a service provider of Artisan Partners, ISS or such third party shall undertake to provide Artisan Partners copies of such documents promptly upon Artisan Partners' request:

            1. a copy of each proxy statement received, provided that no copy need be retained of a proxy statement found on the SEC's EDGAR website;

            2. a record of each proxy vote cast, including the issuer, the number of shares voted, a description of the proposal, how the shares were voted and the date on which the proxy was returned;

            3. a copy of each written client request for Artisan Partners' proxy voting record with respect to such client and a copy of any written response from Artisan Partner to such client for that record; and

            4. a copy of Artisan Partners' Proxy Voting Policy, including the Guidelines.

      D. RECORDS - RETENTION. All records kept under this Article VIII shall be retained no less than seven years, the first two years in an appropriate office of Artisan Partners, or, if instructed by a client, for such longer period as may be mutually agreed by Artisan Partners and such client.

                                   APPENDIX A

                             PROXY VOTING GUIDELINES

I.       BACKGROUND...............................................................................................     3

II.      GENERAL GUIDELINES.......................................................................................     3
         A.       Reliance on Information Provided by and Due Diligence of ISS....................................     3
         B.       Non-U.S. Securities.............................................................................     3
         C.       Securities Lending..............................................................................     3
         D.       Social and Environmental Issues.................................................................     3
         E.       Consideration of Relevant Factors...............................................................     4

III.     ROUTINE AND CORPORATE ADMINISTRATIVE ITEMS...............................................................     4
         A.       Operational Items...............................................................................     4
                  1.       Adjourn Meetings.......................................................................     4
                  2.       Amend Quorum Requirements..............................................................     4
                  3.       Amend Minor Bylaws.....................................................................     4
                  5.       Change Company Name....................................................................     4
                  4.       Change Date, Time or Location of Annual Meeting........................................     4
                  6.       Ratify Auditors........................................................................     4
                  7.       Authorize Board to Fix Remuneration of Auditors........................................     4
                  8.       Confidential Voting....................................................................     4
                  9.       Submission of Financial Statements.....................................................     4
                  10.      Cash Dividends.........................................................................     4
                  11.      Transact Other Business................................................................     5
         B.       Board of Directors..............................................................................     5
                  1.       Director Nominees in Uncontested Elections.............................................     5
                  2.       Age Limits.............................................................................     5
                  3.       Board Size.............................................................................     5
                  4.       Classification/Declassification of the Board...........................................     5
                  5.       Cumulative Voting......................................................................     5
                  6.       Director and Officer Indemnification and Liability Protection..........................     5
                  7.       Filling Vacancies......................................................................     5
                  8.       Removal of Directors...................................................................     6
                  9.       Stock Ownership Requirements...........................................................     6
                  10.      Term Limits............................................................................     6
         C.       Antitakeover Defenses and Voting Related Issues.................................................     6
                  1.       Amend Bylaws without Shareholder Consent...............................................     6
                  2.       Control Share Acquisition Provisions...................................................     6
                  3.       Fair Price Provisions..................................................................     6
                  4.       Greenmail..............................................................................     6
                  5.       Issue Stock for Use with Rights Plan...................................................     6
                  6.       Poison Pills (Shareholder Rights Plans)................................................     6
                  7.       Shareholders' Ability to Act by Written Consent........................................     7
                  8.       Shareholders' Ability to Call Special Meetings.........................................     7
                  9.       Stakeholder Provisions.................................................................     7
                  10.      Supermajority Vote Requirements........................................................     7
         D.       Capital Structure...............................................................................     7
                  1.       Adjustments to Par Value of Common Stock...............................................     7
                  2.       Common Stock Authorization.............................................................     7
                  3.       Dual Class Stock.......................................................................     7
                  4.       Preemptive Rights......................................................................     7
         E.       Executive and Director Compensation.............................................................     8
                  1.       Stock Plans in Lieu of Cash............................................................     8
                  2.       Director Retirement Plans..............................................................     8
                  3.       Incentive Bonus Plans and Tax Deductibility Proposals..................................     8

IV.      DISCRETIONARY ISSUES.....................................................................................     8
         A.       Board of Directors..............................................................................     8
                  1.       Majority of Independent Directors......................................................     8
                  2.       Majority of Independent Committee Members..............................................     8
                  3.       Independent Chairman (Separate Chairman/CEO)...........................................     8
         B.       Proxy Contests..................................................................................     8
                  1.       Director Nominees in Contested Elections...............................................     8
                  2.       Reimbursing Proxy Solicitation Expenses................................................     9
         C.       Mergers and Corporate Restructuring.............................................................     9
                  1.       Appraisal Rights.......................................................................     9
                  2.       Mergers and Acquisitions, Asset Purchases and Asset Sales..............................     9
                  3.       Conversion of Securities and Corporate Reorganizations.................................     9
                  4.       Formation of Holding Company...........................................................     9
                  5.       Going Private Transactions (LBOs and Minority Squeezeouts)............................     10
                  6.       Issuance of Warrants/Convertible Debentures...........................................     10
                  7.       Joint Ventures........................................................................     10
                  8.       Liquidations..........................................................................     10
                  9.       Private Placements....................................................................     11
                  10.      Prepackaged Bankruptcy Plans..........................................................     11
                  11.      Recapitalization......................................................................     11
                  12.      Spinoffs..............................................................................     12
         D.       State or Country of Incorporation..............................................................     12
                  1.       State Takeover Statutes...............................................................     12
                  2.       Reincorporation Proposals.............................................................     12
         E.       Capital Structure..............................................................................     12
                  1.       Preferred Stock.......................................................................     12
                  2.       Reverse Stock Splits..................................................................     12
                  3.       Share Repurchase Programs.............................................................     12
                  4.       Stock Distributions: Splits and Dividends.............................................     12
                  5.       Tracking Stock........................................................................     12
         F.       Executive and Director Compensation............................................................     13
                  1.       Compensation Plans....................................................................     13
                  2.       Remuneration Report...................................................................     13
                  3.       Stock Plans in Lieu of Cash...........................................................     13
                  4.       Management Proposals Seeking Approval to Reprice Options..............................     13
                  5.       Employee Stock Purchase Plans.........................................................     13
                  6.       Incentive Bonus Plans and Tax Deductibility Proposals.................................     13
                  7.       Shareholder Proposals Regarding Executive and Director Pay............................     13
                  8.       Golden and Tin Parachutes.............................................................     14
         G.       Bundled Proposals..............................................................................     14

I.    BACKGROUND.

      The following proxy voting guidelines ("Guidelines") summarize Artisan Partners' positions on various issues of concern to investors and give an indication of how portfolio securities generally will be voted on proposals dealing with particular issues. These Guidelines are based on Artisan Partners' own research and analyses and the research and analyses provided by ISS.

      The Guidelines, together with the Proxy Voting Policy, will be used for voting proxies on behalf of all of Artisan Partners' clients for which Artisan Partners has voting authority. ISS is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Artisan Partners.

      The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Artisan Partners votes differently than indicated in the Guidelines. Artisan Partners' investment teams are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Administrator of circumstances where the interests of clients may warrant a vote contrary to the Guidelines. In such instances, the investment team member may submit a recommendation to the Proxy Administrator in accordance with the procedures outlined in the Proxy Voting Policy.

      In addition, due to the varying regulations, customs and practices of non-U.S. countries, Artisan Partners may vote contrary to the Guidelines in circumstances where such a vote would be inconsistent with local regulations, customs or practices.

II.   GENERAL GUIDELINES

      A. RELIANCE ON INFORMATION PROVIDED BY AND DUE DILIGENCE OF ISS. Artisan Partners may rely on the information provided by and due diligence efforts of ISS in determining whether to vote for or against a particular matter, provided that the Proxy Administrator, the member of the relevant investment team, or the members of the Proxy Voting Committee who recommend, review or authorize the vote does not have actual knowledge that the information provided by ISS is incorrect.

      B. NON-U.S. SECURITIES. In some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Artisan Partners (or ISS on behalf of Artisan Partners) maintains a list of jurisdictions in which share blocking occurs and, unless a client's proxy voting policy specifically requires other action, Artisan Partners does not vote proxies in those jurisdictions.

      C. SECURITIES LENDING. Certain of Artisan Partners' clients engage in securities lending programs under which a client's shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because Artisan Partners generally is not aware of when a security may be on loan, it does not have an opportunity to ask the client to recall the security prior to the record date. Therefore, in most cases, those shares will not be voted.

      D. SOCIAL AND ENVIRONMENTAL ISSUES. When Artisan Partners votes a client's proxy, a client's economic interest as a shareholder is Artisan Partners' primary consideration in determining how proxies should be voted. Except as otherwise specifically instructed by a client, Artisan Partners generally does not take into account interests of other stakeholders or interests the client may have in other capacities. In general, Artisan Partners votes with management on shareholder social and environmental proposals, on the basis that a positive impact on share value can rarely be anticipated from such proposals. Among the social and environmental issues to which this pertains are the following: board diversification issues (e.g., representation on the board of women and minorities), consumer issues and public safety (e.g., animal rights, genetically modified foods, handguns, predatory lending, tobacco), environmental and energy issues (e.g., wildlife preservation, CERES principles, general environmental issues, global warming, recycling, renewable energy), labor standards and human rights (e.g., international codes of conduct, country-specific human rights reports, China principles, MacBride principles), military business (e.g., military sales, weapons production), workplace diversity (e.g., equal opportunity reports, sexual orientation, employee diversity) and charitable contributions.

      E. CONSIDERATION OF RELEVANT FACTORS. These Guidelines below may provide examples of factors to be considered in determining how to vote on certain issues. These factors should not be considered exclusive or exhaustive. The Proxy Committee shall consider such factors as it considers to be appropriate in light of the circumstances.

III.  ROUTINE AND CORPORATE ADMINISTRATIVE ITEMS

      A.    OPERATIONAL ITEMS.

            1. ADJOURN MEETING. Vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

            2. AMEND QUORUM REQUIREMENTS. Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

            3. AMEND MINOR BYLAWS. Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

            4. CHANGE COMPANY NAME. Vote FOR proposals to change the corporate name.

            5.    CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING.

                  - Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

                  - Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

            6. RATIFY AUDITORS. Vote FOR proposals to ratify the selection of auditors, unless:

                  - An auditor has a significant professional or personal relationship with the issuer that compromises the firm's independence, including whether the amount of consulting or related services provided by the auditor to the issuer is excessive; or

                  - There is reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

            7. AUTHORIZE BOARD TO FIX REMUNERATION OF AUDITORS. Vote FOR proposals to authorize the board to fix the remuneration of auditors unless the firm does not vote for the proposal to ratify the selection of those auditors.

            8. CONFIDENTIAL VOTING. Vote FOR proposals to adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

            9. SUBMISSION OF FINANCIAL STATEMENTS AND STATUTORY REPORTS. Vote FOR routine submissions of an issuer's annual financial statements and statutory reports.

            10. CASH DIVIDENDS. Vote FOR routine submissions of an issuer's cash dividend payout.

            11. TRANSACT OTHER BUSINESS. Vote AGAINST proposals to approve other business when it appears as a voting item.

      B.    BOARD OF DIRECTORS.

            1. DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS. Vote FOR director nominees in uncontested elections, except that votes should be withheld from directors who:

                  - Attended less than 75% of the board and committee meetings without a valid reason for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence reduced the director's attendance below 75%.

                  -     Votes to implement or renew a dead-hand poison pill.

                  - Ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years.

                  - Ignored a shareholder proposal approved by a majority of the shares outstanding.

                  - Failed to act on a takeover offer where the majority of the shareholders had tendered their shares.

            2. AGE LIMITS. Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

            3. BOARD SIZE. Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside a specified range without shareholder approval.

            4. CLASSIFICATION/DECLASSIFICATION OF THE BOARD. Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

            5. CUMULATIVE VOTING. Vote AGAINST proposals to eliminate cumulative voting. All proposals to restore or provide for cumulative voting should be evaluated on a CASE-BY-CASE basis relative to other governance provisions contained in the company's governing documents and the company's relative performance.

            6. DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION. Vote FOR those proposals providing expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only the director's legal expenses would be covered. Vote AGAINST proposals that would:

                  - Eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

                  - Expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

            7. FILLING VACANCIES. Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

            8. REMOVAL OF DIRECTORS. Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

            9. STOCK OWNERSHIP REQUIREMENTS. Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

            10. TERM LIMITS. Vote AGAINST shareholder proposals to limit the tenure of outside directors.

      C.    ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES.

            1. AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT. Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

            2. CONTROL SHARE ACQUISITION PROVISIONS. Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares.

            3. FAIR PRICE PROVISIONS. Votes on proposals to adopt fair price provisions are determined on a CASE-BY-CASE basis giving consideration to the following factors:

                  - Percentage of outstanding shares that an acquirer must obtain before triggering the defense (stock ownership trigger point). This percentage should be at least 20 percent.

                  -     Formula employed in determining fair price

                  - Vote needed to overcome the board's opposition to the acquisition. The required vote should not exceed a simple majority of the disinterested shares.

                  - Vote required to repeal or amend the fair pricing provision. The required vote should not exceed a simple majority of the disinterested shares.

                  - Size of the block of shares controlled by officers, directors, and their affiliates

                  - Other takeover provisions, including state antitakeover statutes

                  -     Company history relating to premium acquisition offers

                  Vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

            4. GREENMAIL. Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Votes on anti-greenmail proposals which are bundled with other charter or bylaw amendments should be determined on a CASE-BY-CASE basis after determining whether the overall effect of the proposal is positive or negative for shareholders.

            5. ISSUE STOCK FOR USE WITH RIGHTS PLAN. Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

            6. POISON PILLS (SHAREHOLDER RIGHTS PLANS). Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem (rescind) it. Votes regarding management proposals to ratify a poison pill should be determined on a CASE-BY-CASE basis. Ideally, plans should embody the following attributes:

                  -     20% or higher flip-in or flip-over

                  -     Two to three year sunset provision

                  -     No dead-hand or no-hand features

                  - Shareholder redemption feature: If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

            7. SHAREHOLDERS' ABILITY TO ACT BY WRITTEN CONSENT. Vote AGAINST proposals to restrict or prohibit shareholders' ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

            8. SHAREHOLDERS' ABILITY TO CALL SPECIAL MEETINGS. Vote AGAINST proposals to restrict or prohibit shareholders' ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

            9. STAKEHOLDER PROVISIONS. Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

            10. SUPERMAJORITY VOTE REQUIREMENTS. Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

      D.    CAPITAL STRUCTURE.

            1. ADJUSTMENTS TO PAR VALUE OF COMMON STOCK. Vote FOR management proposals to reduce the par value of common stock. Vote FOR management proposals to eliminate par value.

            2. COMMON STOCK AUTHORIZATION. Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis, taking into consideration the results of an analysis that uses a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights unless clients hold the class with the superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

            3. DUAL CLASS STOCK. Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

                  - It is intended for financing purposes with minimal or no dilution to current shareholders

                  - It is not designed to preserve the voting power of an insider or significant shareholder

            4. PREEMPTIVE RIGHTS. Votes regarding shareholder proposals seeking preemptive rights should be determined on a CASE-BY-CASE basis after evaluating:

                  -     The size of the company

                  -     The shareholder base

                  -     The liquidity of the stock

      E.    EXECUTIVE AND DIRECTOR COMPENSATION.

            1. STOCK PLANS IN LIEU OF CASH. Votes on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

            2. DIRECTOR RETIREMENT PLANS. Vote AGAINST retirement plans for non-employee directors. Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

            3. INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS. Vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of ensuring the deductibility of compensation under the provisions of Section 162(m) if no increase in shares is requested. Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m). Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

IV.   DISCRETIONARY ISSUES

      A.    BOARD OF DIRECTORS.

            1. MAJORITY OF INDEPENDENT DIRECTORS. Vote on proposals requiring the board to consist of a majority of independent directors on a CASE-BY-CASE basis.

            2. MAJORITY OF INDEPENDENT COMMITTEE MEMBERS. Vote on proposals requiring the board audit, compensation and/or nominating committees be composed exclusively of independent directors on a CASE-BY-CASE basis.

            3. INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO). Vote on shareholder proposals requiring the position of chairman be filled by an independent director on a CASE-BY-CASE basis, examining the following factors:

                  - Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties

                  -     Majority of independent directors

                  -     All independent key committees

                  - Committee chairpersons nominated by the independent directors

                  - CEO performance is reviewed annually by a committee of outside directors

                  -     Established governance guidelines

                  -     Company performance

      B.    PROXY CONTESTS.

            1. DIRECTOR NOMINEES IN CONTESTED ELECTIONS. Votes in a contested election of directors should be decided on a CASE-BY-CASE basis, considering the following factors:

                  - Long-term financial performance of the company relative to its industry

                  -     Strategy of the incumbents versus the dissidents

                  -     Independence of directors/nominees

                  -     Experience and skills of board candidates

                  -     Responsiveness to shareholders

                  -     Whether takeover offer has been rebuffed

            2. REIMBURSING PROXY SOLICITATION EXPENSES. In cases where Artisan Partners votes in favor of the dissidents, it also votes FOR reimbursing proxy solicitation expenses.

      C.    MERGERS AND CORPORATE RESTRUCTURING.

            1. APPRAISAL RIGHT. Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

            2. MERGERS AND ACQUISITIONS, ASSET PURCHASES AND ASSET SALES. Votes on mergers and acquisitions, issuance of securities to facilitate mergers and acquisitions, asset purchases and asset sales should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by considering:

                  -     Anticipated financial and operating benefits

                  -     Offer price (cost vs. premium)

                  -     How the transaction was negotiated

                  - Changes in corporate governance and their impact on shareholder rights

            3. CONVERSION OF SECURITIES AND CORPORATE REORGANIZATIONS. Votes on proposals regarding conversion of securities and corporate reorganizations are determined on a CASE-BY-CASE basis by considering:

                  -     Dilution to existing shareholders' position

                  -     Conversion price relative to market value

                  - Financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital

                  - Control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions

                  Vote FOR the conversion or reorganization if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

            4. FORMATION OF HOLDING COMPANY. Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis by considering:

                  -     The reasons for the change

                  -     Any financial or tax benefits

                  -     Regulatory benefits

                  - Changes to the articles of incorporation or bylaws of the company

            5. GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS). Vote on going private transactions on a CASE-BY-CASE basis, taking into account:

                  -     Offer price/premium

                  - How the deal was negotiated (independent special committee and fair auction process)

                  -     Other alternatives/offers considered

                  - Non-completion risk (company's going concern prospects, possible bankruptcy)

            6. ISSUANCE OF WARRANTS/CONVERTIBLES/DEBENTURES. Votes on proposals regarding issuance of warrants, convertibles and debentures should be determined on a CASE-BY-CASE basis by considering:

                  -     Dilution to existing shareholders' position

                  -     Terms of the offer

                  - Financial issues: company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital

                  - Management's efforts to pursue alternatives such as mergers

                  - Control issues: change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions

            7. JOINT VENTURES. Vote CASE-BY-CASE on proposals to form joint ventures, taking into account:

                  -     Percentage of assets/business contributed

                  -     Percentage ownership

                  -     Financial and strategic benefits

                  -     Governance structure

                  -     Other alternatives

                  - Non-completion risk (company's going concern prospects, possible bankruptcy)

            8. LIQUIDATIONS. Votes on liquidations should be determined on a CASE-BY-CASE basis after reviewing:

                  - Management's efforts to pursue other alternatives such as mergers

                  - Appraisal value of the assets (including any fairness opinions)

                  - Compensation plan for executives managing the liquidation

                  Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

            9. PRIVATE PLACEMENTS. Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis by considering:

                  -     Dilution to existing shareholders' position

                  - Terms of the offer: discount/premium in purchase price to investor, including any fairness opinion; conversion features; termination penalties; exit strategy

                  - Financial issues: company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital

                  - Management's efforts to pursue alternatives such as mergers

                  - Control issues: change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions

                  Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

            10. PREPACKAGED BANKRUPTCY PLANS. Vote on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a CASE-BY-CASE basis, after evaluating:

                  -     Dilution to existing shareholders' position

                  - Terms of the offer: discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy

                  - Financial issues: company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital

                  -     Management's efforts to pursue other alternatives

                  - Control issues: change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions

                  Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

            11. RECAPITALIZATION. Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account:

                  -     More simplified capital structure

                  -     Enhanced liquidity

                  -     Fairness of conversion terms, including fairness opinion

                  -     Impact on voting power and dividends

                  -     Reasons for the reclassification

                  -     Other alternatives considered

            12. SPINOFFS. Votes on spinoffs should be considered on a CASE-BY-CASE basis, considering:

                  -     Tax and regulatory advantages

                  -     Planned use of the sale proceeds

                  - Benefits that the spinoff may have on the parent company including improved market focus

      D.    STATE OR COUNTRY OF INCORPORATION.

            1. STATE TAKEOVER STATUTES. Votes on proposals to opt in or out of state takeover statutes (control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pills endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions) should be considered on a CASE-BY-CASE basis.

            2. REINCORPORATION PROPOSALS. Votes on proposals to change a company's state or country of incorporation should be evaluated on a CASE-BY-CASE basis, giving primary consideration to financial concerns.

      E.    CAPITAL STRUCTURE.

            1. PREFERRED STOCK. Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Votes on proposals to increase the number of shares of blank check preferred shares are determined on a CASE-BY-CASE basis after analyzing the number of preferred shares available for issue, taking into consideration the results of an analysis that uses a model developed by ISS.

            2. REVERSE STOCK SPLITS. Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Vote FOR management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis, taking into consideration the results of an analysis that uses a model developed by ISS.

            3. SHARE REPURCHASE PROGRAMS. Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

            4. STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS. Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined by taking into consideration the results of an analysis that uses a model developed by ISS.

            5. TRACKING STOCK. Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against the following factors:

                  -     Excessive increases in authorized capital stock

                  -     Unfair method of distribution

                  -     Diminution of voting rights

                  -     Adverse conversion features

                  -     Negative impact on stock option plans

                  -     Other alternatives such as a spinoff

      F.    EXECUTIVE AND DIRECTOR COMPENSATION.

            1. COMPENSATION PLANS. Votes on compensation plans for executives and directors are determined on a CASE-BY-CASE basis, taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS.

            2. REMUNERATION REPORT. Votes on an issuer's compensation policy as set out in a remuneration report are determined on a CASE-BY-CASE basis, taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS.

            3. STOCK PLANS IN LIEU OF CASH. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS.

            4. MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS. Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

                  -     Historic trading patterns

                  -     Rationale for the repricing

                  -     Option vesting period and term of the option

                  -     Exercise price

                  -     Participants

            5. EMPLOYEE STOCK PURCHASE PLANS. Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis, by considering the following factors:

                  -     Purchase price compared to fair market value

                  -     Offering period

                  -     Potential voting power dilution

            6. INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS. Votes to amend existing plans to increase shares reserved and to qualify for tax deductibility under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS.

            7. SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY. Vote on a CASE-BY-CASE basis for all shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

            8. GOLDEN AND TIN PARACHUTES. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes (severance plans that cover senior level executives of a firm in the event that the firm undergoes a change in control) or tin parachutes (severance plans that cover all of the employees of a company in the event it undergoes a change in control). An acceptable parachute should include the following:

                  - The parachute should be less attractive than an ongoing employment opportunity with the firm

                  - The triggering mechanism should be beyond the control of management

      G.    BUNDLED PROPOSALS.

      Vote bundled or "conditioned" proposals on a CASE-BY-CASE basis taking into account the aggregate effect of the items.

                                   APPENDIX B

                             PROXY VOTING COMMITTEE

JANET D. OLSEN
LAWRENCE A. TOTSKY
GREGORY K. RAMIREZ
SARAH A. JOHNSON

                                   APPENDIX C

                      REQUEST FOR PROXY VOTING COMMITTEE'S
                              CONSIDERATION OF VOTE

For votes on issues other than routine or corporate administrative items (as described in the Guidelines), Artisan Partners' Proxy Voting Policy requires a Proxy Administrator to contact the investment team(s) whose portfolio(s) hold the subject security to ascertain the team's recommendation with respect to the vote. In addition, the Policy permits portfolio managers to submit recommendations for proxy votes for items not covered in the Guidelines or that are contrary to the Guidelines to the Proxy Voting Committee. The Committee is then responsible for reviewing the recommendation and determining the vote to be cast. The Proxy Voting Policy also requires that all votes taken with respect to Identified Issuers be presented to the Committee for review and determination as to the votes to be cast. In order to facilitate the process of reviewing an investment team's recommendation and/or a vote relating to an Identified Issuer, the Proxy Administrator shall complete the form below and provide it to the administrative assistant of the legal and compliance group. The administrative assistant will forward the form to members of the Committee, who will review it in connection with their convening a meeting.

Capitalized terms not otherwise defined in this Appendix have the meanings ascribed to them in the Policy.

PART I.  INFORMATION ON PROXY ISSUE (to be completed by Proxy Administrator)

a.    Name of issuer:

b.    Date of meeting:                               Deadline for casting vote:

c.    Investment strategy or strategies in which issuer is held:

d. Does Artisan Partners hold on behalf of its clients more than 5% of the outstanding shares of the issuer? [ ] Yes [ ] No

e.    Is issuer an Identified Issuer? [ ] Yes [ ] No

f. Attach research and recommendation from ISS on the matter(s) to be voted and identify the item(s) to be considered by the Committee by circling the agenda item(s).

g.    Name of proxy administrator:

PART II. RECOMMENDATION FROM INVESTMENT TEAM(S) (to be completed by the Proxy Administrator)

a.    Name of investment team contact:

b. Describe below (or attach hereto) the recommended vote(s), together with the relevant factors the team considered related to the recommended vote.

________________________________________________________________________________

PART III.  DETERMINATION OF VOTE TO BE CAST (to be completed by the Committee)

The Committee shall review the foregoing information and such other information as it deems relevant and appropriate to determine the vote to be cast, in accordance with the standards set forth in the Policy.

Describe below (or attach hereto) any additional considerations of the Committee in determining the vote to be cast.
________________________________________________________________________________

In accordance with the standards set forth in the Policy and upon review of the foregoing, the Committee has determined to cast the following votes:

________________________________________________________________________________

Approved by the Committee on ________________, _________

By: _____________________________, on behalf of the Committee
Print Name:

                   BARRROW, HANLEY, MEWHINNEY & STRAUSS, INC.

PROXY VOTING POLICY

ACCEPT

- Proposals supporting best practices for corporate governance regarding election of independent directors, approval of independent auditors, executive compensation plans and corporate structure/shareholder rights issues.

- Restoration or protection of shareholders' authority.

REJECT

- Protection of management from results of mergers and acquisitions.

- Proposals having the effect of diluting the value of the existing shares.

- Reduction of shareholders' power over any company actions.

- Proposals motivated by political, ethical or social concerns.

PROXY OVERSIGHT COMMITTEE

- BHMS' Proxy Oversight Committee reviews and re-evaluates existing policies, along with new issues on a case-by-case basis. Policy modifications may be made by the Committee in order to assure that all proxy voting decisions are in the best interests of the beneficial owner.

- The Proxy Oversight Committee includes Portfolio Managers
Jim
Barrow, Rich Englander and Jane Gilday, and Proxy
Coordinator,
Clare Burch.

CONFLICTS OF INTEREST

- All proxies will be voted uniformly in accordance with BHMS policies. This includes proxies of companies who are also clients, thereby eliminating potential conflicts of interest.

PROXY VOTING PROCEDURES

- BHMS sends a daily electronic transfer of all stock positions to ISS (Institutional Shareholder Services).

- ISS identifies all accounts eligible to vote for each security and posts the proposals and research on its website.

- Proxy Coordinator reviews each proxy proposed and re-evaluates existing voting guidelines. Any new or controversial issues are presented to the Proxy Oversight Committee for evaluation. Proxy Coordinator sends all voting decisions to ISS through their website.

- ISS verifies that every vote is received, voted and recorded.

- BHMS sends a Proxy Report to each client, at least annually (or as requested by client), listing number of shares voted and disclosing how each proxy was voted.

- BHMS maintains voting records both in hard copy and via ISS database backup.

- BHMS GUIDELINES ADDRESSING SPECIFIC ISSUES are available upon request by calling 214-665-1900 or by emailing clientservices@barrowhanley.com. G:\Procedur\Internal Controls and Supervisory Procedures\Proxy.ppt

   THE PROXY IS AN ASSET OF THE PORTFOLIO; EACH PROPOSAL IS VOTED IN THE BEST
                        INTEREST OF THE BENEFICIAL OWNER.

                            BROWN CAPITAL MANAGEMENT
                               PROXY VOTING POLICY

It is the intent of Brown Capital Management ("BCM") to vote proxies in the best interests of the firm's clients. In order to facilitate this proxy voting process, BCM has retained Institutional Shareholder Services ("ISS") an expert in the proxy voting and corporate governance area to assist in the due diligence process related to making appropriate proxy voting decisions related to client accounts. Corporate actions are monitored by BCM Administration and Investment staff through information received from ISS regarding upcoming issues.

Clients with separately managed accounts may request a copy of this policy or how proxies relating to their securities were voted by contacting BCM directly. Investors in the Brown Capital Management Family of Funds (individually "Fund" or collectively "Funds") may request a copy of this policy or the Fund's proxy voting record upon request, without charge, by calling NC Shareholder Services at 1-800-773-3863, by reviewing the Fund's website, if applicable, or by reviewing filings available on the SEC's website at http://www.sec.gov.

INSTITUTIONAL SHAREHOLDER SERVICES (ISS)

ISS is an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. BCM subscribes to the ISS Standard Voting Policy. These services, provided to BCM, include in-depth research, analysis, and voting recommendations.

Designated members of BCM's investment staff ("Investment Staff") individually determine how each proxy ballot will be voted using ISS's research, analysis, and voting recommendations as a guideline only.

When specifically directed by a client with a separately managed account, we will vote as requested.

CONFLICTS OF INTEREST

The Investment Staff's review is intended to determine if a material conflict of interest exists that should be considered in the vote decision. The Investment Staff examines business, personal and familial relationships with the subject company and/or interested parties. If a conflict of interest is believed to exist, the Investment Staff will direct that the proxy issue must be voted in accordance with ISS recommendations. In the event ISS is unable to make a recommendation on a proxy vote regarding an investment held by a Fund, the Investment Staff will defer the decision to the Fund's Proxy Voting Committee, which is made up of independent trustees. Decisions made by the Fund's Proxy Voting Committee will be used to vote proxies for the Fund. For Securities not held by a Fund, if ISS is unable to make a recommendation then BCM will either disclose the conflict to the client and obtain its consent before voting or suggest that the client engage another party to determine how the proxies should be voted.

VOTING PROCEDURES

The physical voting process and recordkeeping of votes is carried out by BCM Administrative Staff at both the broader company and individual account levels through the Institutional Shareholders Services Inc. Proxy Master System.

BCM votes most proxies for clients where voting authority has been given to BCM by the client. However, in some circumstances BCM may not vote some proxies. For example, the BCM may not vote if shares would need to be recalled in a stock loan program. BCM also will not vote:

      1) Proxies for securities held in an unsupervised portion of a client's account,

      2) Proxies that are subject to blocking restrictions,

      3) Proxies that require BCM to travel overseas in order to vote, or

      4) Proxies that are written in a language other than English.

RECORD RETENTION

BCM retains records relating to:

      1) Proxy voting policies and procedures,

      2) Proxy statements received for client securities,

      3) Records of votes cast on behalf of clients,

      4) Records of client requests for proxy voting information and written responses by BCM to such requests, and

      5) Documents prepared by BCM that were material to making a proxy voting decision or memorialized the basis for the decisions.

      All such records will be maintained as required by applicable laws and regulations.

VOTING GUIDELINES

While BCM's policy is to review each proxy proposal on its individual merits, BCM has adopted guidelines for certain types of matters to assist the Investment Staff in the review and voting of proxies. These guidelines are set forth below:

      A.    CORPORATE GOVERNANCE

            1.    ELECTION OF DIRECTORS AND SIMILAR MATTERS

                  In an uncontested election, BCM will generally vote in favor of management's proposed directors. In a contested election, BCM will evaluate proposed directors on a case-by-case basis. With respect to proposals regarding the structure of a company's Board of Directors, BCM will review any contested proposal on its merits.

            2.    AUDIT COMMITTEE APPROVALS

                  BCM generally supports proposals that help ensure that a company's auditors are independent and capable of delivering a fair and accurate opinion of a company's finances. BCM will generally vote to ratify management's recommendation and selection of auditors.

            3.    SHAREHOLDER RIGHTS

                  BCM may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis.

            4. ANTI-TAKEOVER MEASURES, CORPORATE RESTRUCTURINGS AND SIMILAR MATTERS

                  BCM may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company stock.

            5.    CAPITAL STRUCTURE PROPOSALS

                  BCM will seek to evaluate capital structure proposals on their own merits on a case-by-case basis.

      B.    COMPENSATION

            1.    GENERAL

                  BCM generally supports proposals that encourage the disclosure of a company's compensation policies. In addition, BCM generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. BCM may consider any contested proposal related to a company's compensation policies on a case-by-case basis.

            2.    STOCK OPTION PLANS

                  BCM evaluates proposed stock option plans and issuances on a case-by-case basis. In reviewing proposals regarding stock option plans and issuances, BCM may consider, without limitation, the potential dilutive effect on shareholders' shares, the potential short and long-term economic effects on the company and shareholders and the actual terms of the proposed options.

      C.    CORPORATE RESPONSIBILITY AND SOCIAL ISSUES

            BCM may vote against corporate responsibility and social issue proposals that BCM believes will have substantial adverse economic or other effects on a company, and BCM may vote for corporate responsibility and social issue proposals that BCM believes will have substantial positive economic or other effects on a company.

BCM reserves the right to amend and revise this policy without notice at any time.

This policy is dated July 1, 2003.

                         CAPITAL GUARDIAN TRUST COMPANY
                  SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

Capital Guardian Trust Company ("CGTC") considers proxy voting an important part of its investment management services to clients. The procedures that govern proxy voting activities are reasonably designed to ensure that proxies are voted in a manner that maximizes long-term shareholder value and are in the best interest of CGTC's clients. Proxy issues are evaluated on their merits and are considered in the context of the analyst's knowledge of a company, its current management, management's past record and CGTC's general position on the issue.

CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of the analyst and proxy voting committee to make the best decisions in each case, these guidelines are intended only to provide context and are not intended to dictate how issues must be voted. The guidelines are reviewed and updated at least annually by the appropriate proxy voting and investment committees.

CGTC associates in the proxy voting and legal departments are responsible for coordinating the voting of proxies and working with outside proxy voting service providers and custodian banks to submit the votes in a timely manner. Standard items, such as the uncontested election of directors, ratification of auditors, adopting reports and accounts and other administrative items, are typically voted with management. The research analyst who follows the company reviews all non-standard issues and makes a voting recommendation based on his or her in-depth knowledge of the company. Many non-standard issues receive further consideration by a proxy voting committee, which reviews the issues and the analyst's recommendation, and decides how to vote.

Occasionally, CGTC may vote proxies where a material client is involved with the proxy. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interests of its clients. A Special Review Committee reviews certain proxy decisions that involve such clients for improper influences on the decision-making process and takes appropriate action, if necessary.

Research analysts must disclose personal conflicts they may have in making a proxy voting recommendation. Members of the proxy voting committee must disclose such conflicts and must not vote on the relevant proxy issue.

This summary of CGTC's Proxy Voting Policy and Procedures is qualified by the full policy, which is available upon request.

                      Fidelity Fund Proxy Voting Guidelines

                         (Funds Sub-advised by FMR Co.)

                                   March 2004

I.    General Principles

      A. Except as set forth herein, portfolio securities should generally be voted in favor of incumbent directors and in favor of routine management proposals. In general, FMR will oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

      B. Non-routine proposals covered by the following guidelines should generally be voted in accordance with the guidelines.

      C. Non-routine proposals not covered by the following guidelines or other special circumstances should be evaluated by the appropriate FMR analyst or portfolio manager, subject to review by the President or General Counsel of FMR or the General Counsel of FMR Corp. A significant pattern of such non-routine proposals or other special circumstances should be referred to the Operations Committee or its designee.

II. Portfolio shares should generally be voted against anti-takeover proposals, including:

      A. Fair Price Amendments, except those that consider only a two year price history and are not accompanied by other anti-takeover measures.

      B. Classified Boards. FMR will generally vote in favor of proposals to declassify a board of directors. FMR will consider voting against such a proposal if the issuer's Articles of Incorporation or applicable statute includes a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

      C.    Authorization of "Blank Check" Preferred Stock.

      D.    Golden Parachutes:

            1. Accelerated options and/or employment contracts that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination.

            2.    Compensation contracts for outside directors.

            3. Tin Parachutes that cover a group beyond officers and directors and permit employees to voluntarily terminate employment and receive payment.

            4. Adoption of a Golden or Tin Parachute will result in our withholding authority in the concurrent or next following vote on the election of directors.

      E.    Supermajority Provisions.

      F.    Poison Pills:

            1. Introduction of a Poison Pill without shareholder approval will result in FMR withholding authority in the concurrent or next following vote on the election of directors. In addition, extension of an existing Poison Pill or the adoption of a new Poison Pill without shareholder approval upon the expiration of an existing Pill will result in FMR withholding authority in the concurrent or next following vote on the election of directors.

            2. FMR will consider not withholding its authority on the election of directors if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than 5 years; and (d) shareholder approval is required to reinstate the expired Pill. In addition, the Funds will consider not withholding authority on the election of directors if company management indicates that the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, the Funds would withhold their vote from the election of directors at that next meeting.

            3. FMR will generally withhold authority on the election of directors if a company refuses, upon request by FMR, to amend a Poison Pill Plan to allow the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine not to withhold authority on the election of directors if a company's Poison Pill Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

            4. Portfolio shares will be voted for shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

            5. If shareholders are requested to approve adoption of a Poison Pill plan, the Funds will, in general, consider voting in favor of the Poison Pill plan if: (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is determined to be linked to a business strategy that will result in greater value for the shareholders; (c) the term is generally not longer than 5 years; (d) shareholder approval is required to reinstate an expired Pill; (e) the Pill contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and (f) the Pill allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine to vote in favor of a company's Poison Pill Plan if the Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

      G. Elimination of, or limitation on, shareholder rights (e.g., action by written consent, ability to call meetings, or remove directors).

      H.    Transfer of authority from shareholders to directors.

      I. Reincorporation in another state (when accompanied by anti-takeover provisions).

III.  Stock Option Plans

      A. Stock Option plans should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against Stock Option Plan adoptions or amendments to authorize additional shares if:

            1. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

            2. The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

            3. The Board may, without shareholder approval, (i) materially increase the benefits accruing to participants under the plan,
                  (ii) materially increase the number of securities which may be issued under the plan, or (iii) materially modify the requirements for participation in the plan.

            4. The granting of options to non-employee directors is subject to management discretion, the plan is administered by a compensation committee not comprised entirely of non-employee directors or the plan is administered by a board of directors not comprised of a majority of non-employee directors, versus non-discretionary grants specified by the plan's terms.

            5. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines 2, 3 and 4 immediately above if such shares meet both of two conditions:

                  a. They are granted by a compensation committee composed entirely of independent directors.

                  b. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

            6. The plan's terms allow repricing of underwater options, or the Board/Committee has repriced options outstanding under the plan in the past 2 years. However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms, or board resolution, are met:

                  a. The repricing is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

                  b. The repricing is rarely used and then only to maintain option value due to extreme circumstances beyond management's control; and

                  c. The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

            7. Furthermore, if a compensation committee composed entirely of independent directors determines that options need to be granted to employees other than the company's executive officers, that no shares are currently available for such options under the company's existing plans, and that such options need to be granted before the company's next shareholder meeting, then the company may reprice options in an amount not to exceed an additional 5% or 10%, as applicable, if such company seeks authorization of at least that amount at the very next shareholders' meeting.

            8. For purposes of this Guideline III, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

      B. FMR will generally withhold its authority on the election of directors if, within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers or directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

      C. Proposals to reprice outstanding stock options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to reprice outstanding options based upon whether the proposed repricing is consistent with the interests of shareholders, taking into account such factors as:

            1. Whether the repricing proposal excludes senior management and directors;

            2. Whether the options proposed to be repriced exceeded FMR's dilution thresholds when initially granted;

            3. Whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model;

            4. The company's relative performance compared to other companies within the relevant industry or industries;

            5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

            6. Any other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.

IV. Restricted Stock Awards ("RSA") should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against RSA adoptions or amendments to authorize additional shares if:

      A. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

      B. The Board may materially alter the RSA without shareholder approval, including a provision that allows the Board to lapse or waive restrictions at its discretion.

      C. The granting of RSAs to non-employee directors is subject to management discretion, versus non-discretionary grants specified by the plan's terms.

      D. The restriction period is less than 3 years. RSAs with a restriction period of less than 3 years but at least 1 year are acceptable if the RSA is performance based.

      E. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines B, C and D immediately above if such shares meet both of two conditions:

            1. They are granted by a compensation committee composed entirely of independent directors.

            2. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

      F. For purposes of this Guideline IV, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

      G. Proposals to grant restricted stock in exchange for options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to grant restricted stock awards in exchange for options based upon whether the proposed exchange is consistent with the interests of shareholders, taking into account such factors as:

            1. Whether the restricted stock award exchange proposal excludes senior management and directors;

            2. Whether the options proposed to be exchanged exceeded FMR's dilution thresholds when initially granted;

            3. Whether the restricted stock award exchange proposal is value neutral to shareholders based upon an acceptable stock award pricing model;

            4. The company's relative performance compared to other companies within the relevant industry or industries;

            5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

            6. Any other facts or circumstances relevant to determining whether a restricted stock award exchange proposal is consistent with the interests of shareholders.

V.    Other Stock-Related Plans should be evaluated on a case-by-case basis:

      A. Omnibus Stock Plans - vote against entire plan if one or more component violates any of the criteria in parts III or IV above, except if the component is de minimus. In the case of an omnibus stock plan, the 5% and 10% limits in Guidelines III and IV will be measured against the total number of shares under all components of such plan.

      B. Employee Stock Purchase Plans - vote against if the plan violates any of the criteria in parts III and IV above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing "best practices," as articulated by the research or recommendations of the relevant proxy research or corporate governance services, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

      C. Stock Awards (other than stock options and RSAs) - generally vote against unless they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.

VI.   Unusual Increases in Common Stock:

      A. An increase of up to 3 times outstanding and scheduled to be issued, including stock options, is acceptable; any increase in excess of 3 times would be voted against except in the case of real estate investment trusts, where an increase of 5 times is, in general, acceptable.

      B. Measured as follows: requested increased authorization plus stock authorized to be issued under Poison Pill divided by current stock outstanding plus any stock scheduled to be issued (not including Poison Pill authority). (If the result is greater than 3, Portfolio shares should be voted against.)

VII. Portfolio shares should, in general, be voted against the introduction of new classes of Stock with Differential Voting Rights.

VIII. With regard to Cumulative Voting Rights, Portfolio shares should be voted in favor of introduction or against elimination on a case-by-case basis where this is determined to enhance Portfolio interests as minority shareholders.

IX. Greenmail - Portfolio shares should be voted for anti-greenmail proposals so long as they are not part of anti-takeover provisions.

X. Portfolio shares should be voted in favor of charter by-law amendments expanding the Indemnification of Directors and/or limiting their liability for Breaches of Care.

      A. Portfolio shares should be voted against such proposals if FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

XI. Portfolio shares should be voted in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

XII. Portfolio shares should be voted in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

XIII. Employee Stock Ownership Plans ("ESOPs") should be evaluated on a case-by-case basis. Portfolio shares should usually be voted for non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Portfolio shares should be voted against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

XIV. Voting of shares in securities of any U.S. banking organization shall be conducted in a manner consistent with conditions that may be specified by the Federal Reserve Board for a determination under federal banking law that no Fund or group of Funds has acquired control of such banking organization.

XV.   Avoidance of Potential Conflicts of Interest

      Voting of shares shall be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company shall be voted solely in a manner consistent with the Proxy Voting Guidelines; and (ii) voting shall be done without regard to any other Fidelity Companies' relationship, business or otherwise, with that portfolio company.

      FMR applies the following policies and follows the procedures set forth below:

      A. FMR has placed responsibility for the Funds' proxy voting in the FMR Legal Department.

      B. The FMR Legal Department votes proxies according to the Proxy Voting Guidelines that are approved by the Funds' Board of Trustees.

      C. The FMR Legal Department consults with the appropriate analysts or portfolio managers regarding the voting decisions of non-routine proposals that are not addressed by the Proxy Voting Guidelines. Each of the President or General Counsel of FMR or the General Counsel of FMR Corp is authorized to take a final decision.

      D. When a Fidelity Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, as amended, or to the extent disclosed in the Fund's registration statement, FMR will use pass through voting or echo voting procedures.

XVI.  Executive Compensation

      FMR will consider withholding authority for the election of directors and voting against management proposals on stock-based compensation plans or other compensation plans based on whether the proposals are consistent with the interests of shareholders, taking into account such factors as:
      (i) whether the company has an independent compensation committee; and
      (ii) whether the compensation committee has authority to engage independent compensation consultants.

XVII. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider supporting such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

XVIII. Auditors

      A. Portfolio shares should generally be voted against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the selection of the company's auditor.

      B. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. Portfolio shares should also generally be voted against shareholder proposals calling for or recommending removal of a company's auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

XIX.  Incorporation or Reincorporation in Another State or Country

      Portfolio shares should generally be voted against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and voted in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

Mellon Capital
Management Corporation
Proxy Voting Policy
(Approved 06/24/2003)

SCOPE OF POLICY

This Proxy Voting Policy has been adopted by the investment advisory subsidiaries of Mellon Financial Corporation ("Mellon"), the investment companies advised by such subsidiaries (the "Funds"), and the banking subsidiaries of Mellon (Mellon's investment advisory and banking subsidiaries are hereinafter referred to individually as a "Subsidiary" and collectively as the "Subsidiaries").

FIDUCIARY DUTY

We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

LONG-TERM PERSPECTIVE

We recognize that management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

LIMITED ROLE OF SHAREHOLDERS

We believe that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

ANTI-TAKEOVER PROPOSALS

We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

"SOCIAL" ISSUES

On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

PROXY VOTING PROCESS

Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Mellon Proxy Policy Committee (the "Committee"), if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, particular industry or particular issue for special scrutiny. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

MATERIAL CONFLICTS OF INTEREST

We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

SECURITIES LENDING

We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

RECORDKEEPING

We will keep, or cause our agents to keep, the records for each voting proposal required by law.

DISCLOSURE

We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the vote is recorded.

                                 PAYDEN & RYGEL
                               PROXY VOTING POLICY

BACKGROUND

To the extent that a client has delegated to Payden & Rygel the authority to vote proxies relating to equity securities,1 Payden & Rygel expects to fulfill its fiduciary obligation to the client by monitoring events concerning the issuer of the security and then voting the proxies in a manner that is consistent with the best interests of that client and that does not subordinate the client's interests to its own.

To that end, Payden & Rygel has created a Proxy Voting Committee consisting of Christopher N. Orndorff, David Kelley III and Edward S. Garlock to consider any issues related to proxy matters.

Many proxy matters that are routinely presented year after year are non-controversial, such as the retention of a company's outside auditors. On the other hand, over time the major controversies in voting proxies have related to corporate governance matters (e.g., changes in the state of incorporation and provisions on mergers and other corporate restructurings), anti-takeover provisions (e.g., staggered board terms, "poison pills" and supermajority provisions), stock option plans and other management compensation issues and social and corporate responsibility issues.

We carefully consider all aspects of the issues presented by a proxy matter, and depending upon the particular client requirements, we may vote differently for different clients on the same proxy issue. For example, a union client may have specific policies on a particular proxy issue that may lead Payden & Rygel to cast a "no" vote, while the policies of another client on that same issue may lead Payden & Rygel to cast a "yes" vote.

GENERAL PROXY VOTING POLICIES FOLLOWED BY PAYDEN & RYGEL

Absent special client circumstances or specific client policies or instructions, Payden & Rygel will vote as follows on the issues listed below:


      - Vote for stock option plans and other incentive compensation plans that give both senior management and other employees an opportunity to share in the success of the issuer.

      -     Vote for programs that permit an issuer to repurchase its own stock.

      - Vote for proposals that support board independence (e.g., declassification of directors, or requiring a majority of outside directors).

      - Vote against management proposals to make takeovers more difficult (e.g., "poison pill" provisions, or supermajority votes).

      -     Vote for management proposals on the retention of outside auditors.

      - Vote for management endorsed director candidates, absent any special circumstances.

With respect to the wide variety of social and corporate responsibility issues that are presented, Payden & Rygel's general policy is to take a position in favor of responsible social policies that are designed to advance the economic value of the issuer.

Except in rare instances, abstention is not an acceptable position and votes will be cast either for or against all issues presented. If unusual or controversial issues are presented that are not covered by the general proxy voting policies described above, the Proxy Voting Committee shall determine the manner of voting the proxy in question.

CONFLICTS OF INTEREST

From time to time, Payden & Rygel may purchase for one client's portfolio securities that have been issued by another client. Payden & Rygel does not have a policy against such investments because such a prohibition would unnecessarily limit investment opportunities. In that case, however, a conflict of interest may exist between the interests of the client for whose account the security was purchased and the interests of Payden & Rygel. For example, Payden & Rygel may manage corporate cash for Alpha Company whose management is soliciting proxies. Payden & Rygel has purchased Alpha Company's securities for the account of Beta Company, another Payden & Rygel client. Moreover, Beta Company's policies would suggest Payden & Rygel should vote against the position put forward by Alpha Company's management. However, voting against Alpha Company management may harm Payden & Rygel's relationship with Alpha Company's management. Thus, Payden & Rygel may have an incentive to vote with the management of Alpha Company, and hence has a conflict of interest.

-------------
1 The vast majority of proxy matters arise in the context of equity securities. To the very limited extent that such proxy matters might arise in the context of fixed income securities, Payden & Rygel would apply the same policies and procedures set forth above.

To ensure that proxy votes are voted in a client's best interest and unaffected by any conflict of interest that may exist, Payden & Rygel will vote on a proxy question that presents a material conflict of interest between the interests of a client and the interests of Payden & Rygel as follows:

      1. If one of Payden & Rygel's general proxy voting policies described above applies to the proxy issue in question, Payden & Rygel will vote the proxy in accordance with that policy. This assumes, of course, that the policy in question furthers the interests of the client and not of Payden & Rygel.

      2. However, if the general proxy voting policy does not further the interests of the client, Payden & Rygel will then seek specific instructions from the client.

Revised, effective June 1, 2003

                          Peregrine Capital Management
                                  PROXY VOTING

                             Policies and Procedures
                                  August, 2003

                                  PROXY VOTING
                                      3/00
                              Policy and Philosophy

We exercise our responsibility. Common law and ERISA require that we vote stock held in our accounts for the sole or exclusive benefit of the beneficiaries. In evaluating a proxy proposal, our objective must center on protecting the financial investment of the shareholder (or participant in a qualified employee benefit plan). Therefore, we review each proposal to determine its financial implications for the shareholder.

We exercise our discretion. In a number of proxy proposals, the financial interests of the beneficiary clearly dictate support for or a vote against a proposal. For example, we support management on routine, noneconomic proposals. However, we must exercise discretion in determining how we can best protect the financial investment of the shareholder while providing the support to management in the operation of the business. In order to ensure proper exercise of this discretion, we have established a proxy structure with controls.

We have a central voting philosophy. Common stocks are purchased for our accounts based upon our evaluation that the stocks have an attractive return potential over a reasonable time horizon. Our purchase and retention of a stock inherently projects confidence that management will operate the company in a manner consistent with earning a reasonable return. As a result, we will normally support management's stance on proxy proposals.

                              PROXY ADMINISTRATION
                                      8/03
                             Guidelines and Control

1. The Management Policy Group (MPG) develops proxy policy and philosophy and approves proxy guidelines on an annual basis.

2. Portfolio Managers propose guidelines for voting by proxy within the general policy and philosophy established by the MPG and submit such guidelines to the MPG for approval.

3. The Portfolio Managers vote all proxies for the securities under their advisement consistent with established policies and guidelines.

4. Portfolio Managers must document the rationale for their vote either by referencing established guidelines or by a specific explanation.

5. Portfolio Managers votes in violation of established guidelines must get prior approval by the MPG.

6. Portfolio Managers must vote all proxies for specific securities identically across accounts,unless specific client instruction is accepted.

7. Portfolio Managers should vote all proxies related to common issues consistently unless circumstances are materially different. (See qualification in No. 6.)

8.    Our internal voting position guidelines cover four types of proposals:

      a. "routine" management proposals (Exhibit "A");

      b. anti-takeover proposals (Exhibit "B");

      c. shareholder proposals (Exhibit "C"); and

      d. "non-routine" non-compensation proposals (Exhibit "D").

9. The Compliance Officer, or MPG designate, will review all votes in advance and report on a quarterly basis to the MPG.

10. Any Peregrine employee that becomes aware of an actual or potential proxy voting conflict of interest shall communicate the issue to compliance, who will arrange to have it reviewed by the Management Policy Group. Any proxy vote that presents the potential for a material conflict of interest between clients, the firm, or its employees shall be resolved in favor of clients who are not directly or indirectly involved in the conflict. Material conflicts of interest may develop in situations such as proxy votes for companies that are clients of Peregrine and proxy votes in which a particular client (including our parent company, Wells Fargo & Company) attempts to influence our votes. All proxy votes with the potential for material conflicts of interest must be reviewed by the Management Policy Group prior to voting. The Management Policy Group will ensure that such votes are consistent with our responsibility to "vote stock held in our accounts for the sole and exclusive benefit of the beneficiaries." Our proxy voting guidelines provide the framework for such review. All proxy votes for companies that are also clients of Peregrine shall be disclosed (subject to confidentiality issues) in our client proxy reports.

                              PROXY ADMINISTRATION
                                      3/00
                Handling, Documentation, and Client Communication

1. Master Trustee is contacted in writing by Peregrine, informing them that Peregrine has been authorized to vote proxy, and all proxy cards should be forwarded to the attention of the Proxy Coordinator of Peregrine Capital Management.

2. Peregrine utilizes Proxy Edge, an electronic proxy voting system, for the majority of accounts authorized to vote. A datafeed is done daily to receive meeting information (meeting date, record date, proposals, ballots received) as well as to export voted ballots. Paper ballots are received from custodians for accounts not using the Proxy Edge service.

Upon notification of an upcoming meeting by the Proxy Edge Tickler Report, the Proxy Coordinator sets up a file for that meeting. The file contains the Proxy Edge report listing all electronic ballots received (accounts and number of shares), any paper ballots received, one set of proxy materials (received by mail), the ISS recommendation and any other materials relevant to the meeting. A log is maintained (separately from Proxy Edge) for both electronic and paper ballots that includes meeting date, record date, number of shares Peregrine held as of record date, number of shares on ballot, mail date, and any notes. Discrepancies in shares is researched first with internal accounting and then the custodian until resolved.

3. A current list of portfolio holdings is e-mailed monthly by the Proxy Coordinator to Institutional Shareholder Services, Inc. (ISS), an on-line proxy research service used by Peregrine.

4. The Proxy Coordinator forwards the proxy file to the appropriate Portfolio Manager and sets date for the return of the proxy file, allowing enough time for the Compliance Officer's review.

5. Records on all votes, including the supporting rationale, are maintained in separate client proxy files. A central file is also maintained and includes the annual report (if received), proxy materials, ISS recommendations, Peregrine's vote and supporting rationale, and Proxy Edge confirmation of ballots received.

6. Clients are provided reports on a quarterly basis (or client's desired frequency) summarizing the proxy voting activity for these portfolios. Votes against management and votes that are inconsistent with our proxy guidelines are footnoted and explained on these reports.

7. Clients are sent updated versions of our Proxy Voting Policies and Procedures.

                                   EXHIBIT "A"
                                      3/00
                         "Routine" Management Proposals

Consistent with our general philosophy of supporting management, we vote in support of management on the following "routine" management proposals:

1.    Election of directors and other officers of the corporation.

2.    Appointment of auditors.

3. Amending the By-laws to conform with modern business practices or to comply with applicable laws.

4.    Elimination of preemptive rights.

5.    Indemnification of officers, directors, employees and agents.

6. Increasing the number of shares outstanding for ordinary business purposes.

7.    Declaring stock splits and stock dividends.

8. Authorizing a new class or series of securities for ordinary business purposes.

9.    Changing or fixing the number of directors.

10. Amending and restating the Articles of Incorporation (for simplification or modernization).

11.   Changing the date and/or location of annual meetings.

12. Employment contracts between the company and its executives and remuneration for directors.

13.   Automatic dividend reinvestment plans.

14.   Changing the company name (without a re-organization).

15. Qualified and non-qualified stock option plans for employees and/or directors.

16.   Thrift and saving plans.

17. Retirement plans, pension plans, profit sharing plans and employee stock ownership plans, creation of and amendments thereto.

                                   EXHIBIT "B"
                                      3/00
                            "Anti-takeover" Proposals

Although we generally support management proposals, management initiatives that limit the price appreciation potential or the marketability of a stock may not be in the best interests of the shareholders. In these cases, our responsibility to vote the proxy in the best financial interests of the shareholders overrides our general desire to support management. The following management proposals are voted against when deemed to provide such a conflict:

1. Board classification without cumulative voting. Restricts the interest of minority shareholders.

2. Elimination of shareholder action by written consent. Restricts the shareholder in asserting rights to participate in control of the company.

3. Blank check preferred stock. Has the potential for diluting shareholder control.

4. Restricting removal of directors for cause only and only by a supermajority vote.

5.    Fair-price proposals combined with supermajority rules.

6.    Multiple anti-takeover proposals.

7. Poison Pill proposal. Any action that is designed to reduce the value of a company to a potential acquirer such as the right to purchase shares of the acquirer at a discount, a sale of assets of a subsidiary to a third party in the event of an acquisition, immediate vesting of all pension rights, continuation of salaries for all employees with a certain number of years of tenure, etc.

8. Golden parachutes. These include continuation of employee contracts with top executives, payment of a certain multiple of annual compensation, immediate vesting of all incentive, stock, and merit programs, etc.

9. Excessive requests for additional shares (generally, current authorized shares plus requested shares in excess of four times the combination of outstanding shares and shares reserved for option programs) with no specific purpose.

                                   EXHIBIT "C"
                                      3/00
                              Shareholder Proposals

Consistent with our policy of supporting management, we generally vote against shareholder proposals opposed by management. Exceptions to this guideline must be considered to be in the best financial interests of the shareholder.

                                   EXHIBIT "D"
                                      3/00
                 "Non-Routine" Non-Salary Compensation Proposals

Although we generally support management proposals, management initiatives that result in "giveaways" of equity ownership, that may prove highly dilutive to existing shareholders, or that materially reduce the shareholder's role in controlling non-salary compensation may not be in the best interests of shareholders. In these cases, our responsibility to vote the proxy in the best financial interests of the shareholders overrides our general desire to support management. The following management proposals for non-salary compensation plans are voted against when deemed to provide such a conflict:

1. Plans which provide for exercise prices below 85% of market value at time of grant.

2. Plans which result in total dilution potential of over 10% (2% per year) for companies with moderate growth prospects and over 25% (5% per year) for companies with rapid growth prospects (20% or better annual growth).

3. Plans that would (or delegate to the Board the authority to) reprice or replace underwater options.

4. Plans which give the Board the authority to establish exercise prices without preset limits.

5. Plans which provide for a laundry list of vehicles for grants including stock appreciation rights, restricted stock awards, and outright awards of stock and/or delegate broad authority to the Board to determine the size, nature, and conditions of the awards.

6.    Combinations of the initiatives above.

                       SOUTHEASTERN ASSET MANAGEMENT, INC.
                             LONGLEAF PARTNERS FUNDS

                      PROXY VOTING POLICIES AND PROCEDURES

                                  INTRODUCTION

As an investment adviser registered with the Securities and Exchange Commission under Section 203 of the Investment Advisers Act of 1940 (the "Advisers Act"), Southeastern Asset Management, Inc. ("Southeastern") must adopt and implement written policies and procedures that are reasonably designed to ensure that Southeastern votes client securities in the best interest of clients. The proxy voting policies and procedures set forth herein (the "Proxy Policy") are an update to policies and procedures followed by Southeastern for many years and have been revised to comply with the terms of Rule 206(4)-6 under the Advisers Act. The Proxy Policy sets forth the general principles to be applied in voting proxies of companies held in client portfolios, and is intended for distribution to all clients for informational and disclosure purposes.

In addition, Southeastern has been granted discretionary authority to manage the assets of the separate series of Longleaf Partners Funds Trust ("Longleaf"), an open-end management investment company registered with the SEC under the Investment Company Act of 1940 (the "40 Act"). Pursuant to its discretionary authority to manage Longleaf's assets, and under the supervision of the Longleaf Boards of Trustees, Southeastern votes proxies of companies held in Longleaf's portfolios. Effective August 1, 2003, the Boards of Trustees of Longleaf's three series have authorized Southeastern to vote securities in the Longleaf Partners Funds according to this updated Proxy Policy, and instructed Southeastern as Administrator of the Funds to implement for Longleaf the procedures necessary to comply with proxy rules applicable to investment companies under the 40 Act. Accordingly, Southeastern will make disclosure of Longleaf's proxy voting record on Form N-PX, when and as required by Investment Company Act Rule 30b1-4, and will disclose in Longleaf's public filings information regarding the proxy policies applicable to Longleaf, as required by Items 13(f), 22(b)7, and 22(c)5 of Form N-1A.

                                       I.

                      INFORMATION AVAILABLE TO CLIENTS AND
                              LONGLEAF SHAREHOLDERS

In order to comply with Adviser's Act Rule 206(4)-6(c), Southeastern will describe these proxy voting policies and procedures in Part II of its Form ADV, an updated copy of which will be provided to all existing private account clients and all new clients prior to their conducting business with Southeastern. Upon request, Southeastern will provide any private account client with a copy of these proxy voting policies and procedures as well as complete information on how Southeastern voted proxies of companies in the client's portfolio.

Beginning on September 15, 2003, shareholders of the Longleaf Partners Funds may find a description of this Proxy Policy in the Funds' Statement of Additional Information (SAI). The SAI may be obtained free of charge from the Funds' website, www.longleafpartners.com, by calling (800) 445-9469 or on the Securities and Exchange Commission website, www.sec.gov . Beginning August 31, 2004, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Funds' website, www.longleafpartners.com , by calling (800) 445-9469, or on the Funds' Form N-PX available on the Securities and Exchange Commission website, www.sec.gov.

                                       II.

              STATEMENT OF GENERAL POLICIES AFFECTING PROXY VOTING

PROPOSAL MUST BENEFIT SHAREHOLDERS. One of the principles used by Southeastern in selecting stocks for investment is the presence of shareholder-oriented management. This is defined as management which takes actions and supports policies designed to increase the value of the company's shares and thereby enhance shareholder wealth. As a result, all proposals submitted for shareholder approval are analyzed in light of their long-term benefit to current shareholders.

MANAGEMENT MUST BE RESPONSIVE. Southeastern's portfolio management group is active in meeting with top management of portfolio companies and in discussing its views on policies or actions which could enhance shareholder value. To facilitate such

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

discussions, Southeastern may convert a Schedule 13G filing (which is used by passive institutional investors) to a Schedule 13D filing in order to be more active in encouraging management of a company to take particular steps which could further enhance shareholder value. Whether management of a company will consider reasonable shareholder suggestions is a factor to be taken into consideration in proxy voting.

GENERAL POLICIES WITH RESPECT TO ROUTINE PROPOSALS. Under the statutes of its state of incorporation, a company usually must hold meetings of shareholders annually for the purpose of electing or re-electing directors. In addition, the Securities and Exchange Commission requires that publicly held corporations ratify the selection of the independent auditing firm each year if an annual meeting of shareholders is being held. In many situations, these two matters are the only matters submitted to shareholders for a vote at the company's Annual Meeting of Shareholders and are therefore viewed by the investment community as being routine in nature. Southeastern's general policy is to support the Board's recommendations to vote in favor of these annually recurring matters, particularly where the Board has a record of supporting shareholder rights and is otherwise shareholder oriented.

Exceptions to General Policy. In some circumstances, Southeastern may oppose the routine re-election of a Board of Directors. As a technical matter, a shareholder opposed to re-election must express such opposition by voting the proxy for purposes of establishing the presence of a quorum, but "withholding" the vote for a particular director or the entire slate of directors. Using this procedure, Southeastern may withhold the vote for re-election of the Board in circumstances such as the following:

      - A Board of Directors may have adopted policies or taken actions during the prior year which are within its discretionary authority and, as such, are not matters which must be submitted to shareholders for approval. If such policies or actions have the effect of limiting or diminishing shareholder value, Southeastern may voice its opposition to the Board's positions by withholding the votes for re-election of the Board.

      - There may be situations where top management of a company, after having discussions with Southeastern's portfolio management group and perhaps with other institutional shareholders, may have failed or refused to adopt policies or take actions which would enhance shareholder value. Depending on the circumstances, Southeastern may also exercise its proxy voting authority by withholding an affirmative vote for re-election of the Board.

GENERAL POLICIES WITH RESPECT TO SPECIAL MANAGEMENT PROPOSALS. In addition to election or re-election of directors and ratification of the selection of auditors, there may be additional, specific management proposals submitted to shareholders for approval. Southeastern's general policy is to vote in favor of specific or non-recurring proposals submitted where such proposals are reasonable and appear to be in the best interest of shareholders.

Exceptions to General Policy. There may be situations where a Board of Directors has submitted to shareholders for approval various amendments to the corporate charter or other specific proposals which have the effect of restricting shareholder rights or otherwise diminishing shareholder value. Southeastern may decide to oppose these specific proposals and, as an integral part of such opposition, may also oppose the re-election of the Board of Directors. In the alternative, Southeastern may vote against the special proposals but may vote in favor of re-election of the Board where the Board is otherwise shareholder-oriented and the special proposals do not materially harm shareholder rights.

GENERAL POLICIES WITH RESPECT TO SHAREHOLDER PROPOSALS. There may be situations when a company's proxy statement contains minority shareholder proposals, which might include eliminating staggered terms for members of boards of directors, eliminating other anti-takeover defenses, adopting cumulative voting rights, or establishing operating rules or policies which are of primary interest to special interest groups. Southeastern votes these proposals on a case-by case basis. There may also be proposals which attempt to further the political or social views of its proponents. Southeastern's primary objective in voting proxies is to support corporate operating policies which provide the maximum financial benefit to shareholders. Because Southeastern votes on behalf of numerous clients with varying viewpoints, Southeastern is not in a position to advance the social or political aims of others. In Southeastern's opinion, if a company's management has demonstrated that it is shareholder-oriented by adopting operating policies and procedures which are beneficial to shareholders, Southeastern may oppose minority shareholder proposals, particularly when the adoption of such proposals could inhibit normal operations or might be disruptive. Southeastern believes that supporting shareholder-oriented management in this manner is acting in the best interest of all Southeastern's clients.

                                      III.

             DISCUSSION OF SPECIFIC CORPORATE POLICIES AND PROPOSALS

The determination as to whether a particular policy or shareholder proposal is likely to enhance or diminish shareholder wealth may be relatively clear or, in the alternative, could be subjective. Below is a list of specific issues which may be presented for a vote and how Southeastern is likely to treat such matters. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Southeastern does not vote in strict adherence to the guidelines set forth below. In addition, the discussion is not exhaustive and does not include all potential voting issues. To the extent issues are not covered by this Proxy Policy, or in situations where Southeastern does not vote as described below, Southeastern will be governed by what it considers to be in the best interests of its clients.

      -     "One share, one vote."

Explanation. Southeastern believes that good corporate governance usually requires that all shareholders have an equal voice in electing a Board of Directors and in voting on other proposals submitted to shareholders. Southeastern generally would oppose proposals to create separate classes of shares with disproportionate voting rights which may be designed primarily to empower shareholders affiliated with existing management at the expense of non-management affiliated shareholders. Recognizing that certain corporate finance proposals may require that new shareholders receive stronger voting rights or more beneficial conversion rights in consideration for the price per share of a new offering, Southeastern would give consideration to supporting reasonable disproportionate voting or conversion rights in situations where the proposal would raise necessary capital without undue dilution of the voting or ownership rights of existing shareholders.

      -     Reasonable Stock Option Plans and Reasonable Cash Incentives.

Explanation. Southeastern believes that management of a portfolio company will tend to make decisions and support policies which enhance shareholder wealth if management is a significant owner of the company. In addition, management will tend to be shareholder oriented if a primary method of ongoing management compensation is through the granting of options for the purchase of additional shares rather than through the award of substantial cash bonuses. Recognizing that compensation derived solely from stock options could be dilutive over time, Southeastern believes that there should be an appropriate balance between stock option grants and cash compensation, and that both should be related to the achievement of overall corporate profitability. Southeastern will therefore favor the adoption or continuation of reasonable, non super-dilutive stock option plans and will support the election of directors who couple granting of stock options and annual cash compensation with improved corporate profitability.

      -     Super-dilutive Stock Option Plans.

Explanation. Stock option plans with excessively large authorizations to issue additional shares at the discretion of the Board of Directors can be harmful to existing shareholders in two respects. First, such plans may be used to increase the ownership position of current management on terms and conditions not available to non-management affiliated minority shareholders; second, such plans may be used to ward off a hostile takeover by issuing additional shares to current management on a basis which is more favorable than is available to other shareholders. The appropriate number of unissued shares allocated to a stock option plan as a percentage of outstanding shares may vary and can be discretionary, depending on the circumstances. Southeastern generally will oppose the adoption of stock option plans providing for unusually large share authorizations which appear to exceed the needs for reasonable executive compensation.

      -     Reasonable Employment Contracts and "Golden Parachutes."

Explanation. To retain effective top management teams, a company needs to provide protection against the fear of preemptory dismissal should a hostile takeover attempt be successful. Although Southeastern generally opposes structural anti-takeover measurers, it will support a Board of Directors which enters into employment contracts for limited, rolling time periods (such as 3 years), and provides reasonable "parachutes" or termination compensation for an effective top management group.

      -     Share Repurchase Programs.

Explanation. During periods when a portfolio company's shares are materially underpriced, the best allocation of capital may be the repurchase of shares rather than expansion of the company's businesses or an increase in corporate dividends. Shrinkage of the company's common capitalization can have the effect of substantially increasing shareholder wealth for those shareholders able to continue their investment. Southeastern will accordingly support Boards of Directors entering into share repurchase programs during periods when common shares are materially underpriced.

      -     Cumulative Voting and Pre-emptive Rights.

Explanation. Cumulative voting enables minority shareholders, including an investment adviser casting votes for its clients, to aggregate the number of votes available for all directors and assign these votes to a single director. Thus, some minority shareholders might own sufficient shares to be able to elect a designated representative to the Board, and thereby achieve a larger voice in the corporate management process. The presence of pre-emptive rights preserves a right of first refusal for existing shareholders to acquire newly issued shares on the same terms as the shares might be offered to a majority or control group, thereby enabling minority shareholders to maintain the same pro-rata percentage of voting control.

The charters of most corporations formed in recent years do not contain provisions for cumulative voting or pre-emptive rights. Because these provisions protect the rights of minority shareholders, Southeastern would usually oppose a proposal for elimination of such rights in situations where they presently exist.

      -     "Blank Check" Preference Stock.

Explanation. "Blank Check" preference stock allows a Board of Directors, without subsequent shareholder approval, to issue unlimited series of preference stock under terms and conditions determined wholly by the Board. Such terms and conditions may include preferential voting rights, dividends, and conversion rights which could be substantially dilutive for common shareholders. Such preference shares could also be issued by the Board to support questionable corporate financing proposals or as an anti-takeover measure. Because of the potential for dilution of common shareholders, Southeastern will generally oppose the adoption of "blank check" preference stock provisions.

      -     "Greenmail" Share Repurchases.

Explanation. Unlike normal share repurchase programs which are implemented when a company's shares are materially underpriced, "greenmail" repurchases of outstanding shares are usually made at inflated share prices for the purpose of eliminating a potential acquirer. As a result, such "greenmail" payments usually have both the immediate and long-term effect of limiting rather than enhancing shareholder value and may interfere with natural market forces. Southeastern will generally oppose the re-election of Boards of Directors which engage in "greenmail" repurchases in circumstances which would not enhance long-term shareholder value.

      -     Structural Anti-takeover Defenses.

Explanation. In most situations, the adoption of anti-takeover defenses which become part of the corporation's organizational structure have the effect of limiting natural market forces on the trading price of a company's stock. Such structural or permanent provisions include the following: staggered terms for the Board of Directors, under which Board terms run for more than one year and less than all directors are elected each year; supermajority shareholder approval for merger or acquisition proposals not approved by the Board of Directors; and adoption of "poison pills" designed to damage the capital structure of either the acquiring or the acquired corporation in a non Board approved merger or takeover.

Southeastern generally will oppose the adoption of these types of structural anti-takeover defenses, and would generally favor their removal in corporate charters where they presently exist. There may be exceptions to this policy, however, if management has demonstrated that it pursues policies to create shareholder value and is otherwise shareholder-oriented.

      -     Right to Call Meetings

Explanation. Southeastern generally opposes proposals seeking to limit the ability of shareholders to call special meetings and vote on issues outside of the company's annual meeting. Limiting the forum in which shareholders are able to vote on proposals could adversely affect shareholder value.

      -     Mergers, Acquisitions, Reorganizations, and other Transactions

Explanation. Shareholders may be faced with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, that may require shareholder consent. Voting on such proposals involves considerations unique to each transaction, so Southeastern votes such matters on a case-by-case basis.

                                       IV.

                     SOUTHEASTERN'S PROXY VOTING PROCEDURES

MONITORING FOR PROXIES AND CORPORATE ACTIONS. Southeastern has implemented procedures designed to ensure that it receives the proxies and corporate actions for which it is responsible, and that these proxies and corporate actions are reconciled with the reported holdings of its clients as of the record date for voting, and then voted prior to applicable deadlines.

Regarding proxies, Southeastern has hired a third-party service provider to assist in monitoring for record and meeting dates of the holdings in Southeastern's client portfolios. On a regular basis, Southeastern sends an updated "holdings" file to this administrator, which has undertaken to notify Southeastern of all record and meeting dates for these holdings. In addition, Southeastern maintains its own list of record and meeting dates for client holdings, as a back-up and "check" on this service provider. Upon notification of record and meeting dates, Southeastern's Proxy Coordinator identifies all clients who hold the security as of the record date, and the number of shares held. It is the Proxy Coordinator's job to ensure that voting decisions are made with respect to each client account and that such decisions are transmitted prior to applicable deadlines. Southeastern uses a proxy voting service to assist with implementation of Southeastern's voting decisions for each of its client accounts.

It should be noted that if Southeastern or its clients enter into a securities lending arrangement with respect to securities in a client's portfolio, Southeastern may not be able to vote proxies on those particular shares. In addition, with respect to foreign holdings, record and meeting dates may be announced with very little time to respond. In such circumstances, Southeastern makes its best effort to respond in a timely manner. In some foreign markets, shareholders who vote proxies are not able to trade in the company's stock within a given period of time surrounding the meeting date. Southeastern coordinates voting such proxies with its trading activity, and in some cases may not vote such proxies where doing so would impair its trading flexibility. In summary, Southeastern may refrain from voting in situations where the cost of voting exceeds the expected benefit.

Regarding corporate transactions, information is available from a number of sources. Information usually comes first to the Southeastern portfolio management group and specifically to the particular co-manager or analyst primarily responsible for the portfolio holding. This information generally comes through press releases reported on electronic media services or in financial media such as The Wall Street Journal. In addition, Southeastern personnel routinely monitor news and events relating to portfolio holdings of clients, and accordingly learn of corporate actions which may require a response. Similarly, custodian banks receiving notification of corporate actions from issuers in turn notify Southeastern. Not all corporate actions require a response (such as dividend payments or stock splits), but corporate actions which do require a response are handled in the same manner proxies are handled.

DECISIONS ON PROXY VOTING. Proxy Statements issued by portfolio companies are reviewed by the investment analyst assigned responsibility for the particular portfolio company. Proxies are voted in accordance with the general policies as described in Part II above. Any internal recommendation to consider voting in a manner contrary to the recommendations of the company's Board of Directors is presented to Southeastern's CEO or President for final decision before implementation. In addition, a conflict of interest review is performed with respect to each vote (see "Conflicts of Interest" below).

ATTENDANCE AT SHAREHOLDERS' MEETINGS. A representative of Southeastern may attend shareholders meetings where there are special or unusual issues to be presented to shareholders. If Southeastern has determined to oppose management's position, the representative may vote the shares of its clients in person rather than using the normal proxy voting procedures to return proxies to management.

CONFLICTS OF INTEREST. Occasions may arise where Southeastern or one of its personnel could have a conflict of interest with respect to a particular proxy vote. For example, there may be occasions where Southeastern has invested client assets in a company for which

Southeastern also provides investment management services, or one of Southeastern's clients may have a material interest in the outcome of a vote. It is also possible that Southeastern's personnel may have a personal conflict of interest with respect to a vote, such as familial relationship with company management.

Southeastern considers potential conflicts of interest with respect to each voting decision. Any individual participating in a voting decision who has a personal conflict of interest shall disclose that conflict to the Proxy Coordinator and the Proxy Conflict Committee for review, and shall otherwise remove himself or herself from the proxy voting process. In addition, personnel involved in voting decisions must consider any Southeastern conflict of interest and report such conflicts to the Proxy Coordinator and the Proxy Conflict Committee, which also separately considers conflicts of interest which may be applicable to a vote. Before the Proxy Coordinator can submit voting decisions for execution, a representative of the portfolio management team and two representatives of the Proxy Conflict Committee must initial Southeastern's internal proxy form indicating that they are not aware of a conflict of interest.

In cases where a conflict of interest has been identified, Southeastern's Proxy Conflict Committee will prepare a report prior to execution of a voting decision which contains the following:

      -     the nature of the conflict;

      -     an evaluation of the materiality of the conflict; and

      - if the conflict is material, the procedures used to address the conflict.

Three out of four members of the Proxy Conflict Committee must approve the report. Such reports will be kept pursuant to the policies set forth under "Record Retention" below.

If a conflict is material, Southeastern will attempt to disclose the conflict to affected clients, including private account clients and/or the Longleaf Partners Funds' Boards of Trustees, and either obtain consent to vote on a given voting occasion or vote in accordance with instructions from the client and/or Longleaf Board of Trustees. Where consent has been given for Southeastern to vote, it will treat a proxy vote as it would any other and vote according to the principles stated herein, with the governing principle being what is in the best interest of the company's shareholders. If Southeastern is not able to reach affected clients in time to obtain consent, or obtaining consent is not otherwise feasible, Southeastern may vote in accord with guidance provided by a proxy service provider independent of Southeastern.

In evaluating the materiality of a conflict, Southeastern will consider a number of factors, including:

      - whether Southeastern has been solicited by the person or entity creating the conflict;

      - whether the size of Southeastern's business relationship with the source of the conflict is material in light of Southeastern's total business;

      - whether Southeastern's voting power or voting decision is material from the perspective of the source of the conflict;

      - other factors which indicate Southeastern's voting decision has not been impaired or tainted by the conflict.

If Southeastern concludes that the conflict is not material, the conflict of interest report will state the basis for this determination, and Southeastern will vote in the manner it deems in its clients' best interest.

RECORD RETENTION. As required by Adviser's Act Rule 204-2(c)(2), Southeastern maintains with respect to its clients:

      -     copies of its proxy policies and procedures;

      - copies of proxy statements received regarding client securities (Southeastern will either keep a copy, rely on a copy obtained from the SEC's EDGAR system, or will hire a third-party service provider to retain copies and provide them promptly upon request);

      - a record of each vote cast on behalf of a client (Southeastern will either retain this record itself or hire a third-party service provider to make and retain such records and provide them promptly upon request);

      - copies of documents created by Southeastern that are material to a voting decision or that memorialize the basis for the decision (including conflict of interest reports);

      - copies of each written client request for information on how Southeastern voted on behalf of a client, and a copy of Southeastern's written response to any written or oral client request for information on how Southeastern voted its proxy.

ADOPTED AUGUST 1, 2003

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                                                                             STW

                               PROXY VOTING POLICY

STW manages only investment-grade fixed income securities, and is rarely required to vote proxies on behalf of its client bondholders. In such cases, STW votes for or against the proposition with the best interest of the affected client-bondholder being the sole consideration.

RESPONSIBLE PARTY AND THE PROXY VOTING PROCESS

After receiving a proxy, STW will obtain information relevant to voting the proxy. STW will evaluate each proxy and vote in a way that is in the best interest of the client. STW will also, prior to voting a proxy, identify any material conflicts that might exist with respect to a given proxy. If material conflicts are identified, they will be handled in the manner described below.

MATERIAL CONFLICTS OF INTEREST

If any material conflicts are identified, STW will determine how such conflicts should be addressed and resolved and will fully disclose the conflict to the affected client before voting the proxy. If a material conflict of interest cannot be resolved and the client does not wish to independently vote or direct the vote of such proxy, STW will discuss utilizing an independent third party to vote the proxy in the client's best interest.

RECORD KEEPING

STW will maintain all books and records required under Rule 204-2 of the Advisers Act relating to the proxy voting process.

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T. ROWE PRICE PROXY VOTING - PROCESS AND POLICIES

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote--such as election of directors and important matters affecting a company's structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting.

PROXY ADMINISTRATION

The T. Rowe Price Proxy Committee develops our firm's positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent research provided by third parties, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the portfolio manager votes on the proxy proposals of companies in his or her portfolio. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price's proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines--many of which are consistent with ISS positions--T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

FIDUCIARY CONSIDERATIONS

T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS

When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. ROWE PRICE VOTING POLICIES

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. We withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.

Executive Compensation

Our goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose plans that give a company the ability to reprice options.

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Anti-takeover and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.

MONITORING AND RESOLVING CONFLICTS OF INTEREST

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines to vote clients' proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution.

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                         TUKMAN CAPITAL MANAGEMENT INC.

                        PROXY AND CORPORATE ACTION VOTING
                             POLICIES AND PROCEDURES

I.    POLICY

Tukman Capital Management, Inc. ("TCM") acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA") and registered open-end investment companies ("mutual funds"). TCM will vote all proxies unless a client (including a "named fiduciary" under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, TCM will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these Proxy and Corporate Action Voting Policies and Procedures ("Policies and Procedures"). Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting with respect to corporate actions for clients, TCM's utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). TCM will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client's account.

II.   PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by TCM to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.  PROCEDURES

Melvin Tukman and Daniel Grossman, TCM's Compliance Officers, are ultimately responsible for ensuring that all proxies received by TCM are voted in a timely manner and in a manner consistent with each client's best interests.

TCM currently utilizes the services of a third-party proxy voting service, Investor Responsibility Research Center ("Service"), to assist in the development of TCM's proxy voting guidelines (see attached Appendix A for our current proxy voting guidelines, "Guidelines") and to assist in the voting of proxies according to these Guidelines. The Service reviews proxies and prepares a recommended vote based on the Guidelines. Scott Rosen, TCM's Chief Financial Officer, or one of the Compliance Officers (collectively, the "Reviewers") reviews the Service's recommended vote and makes a final voting decision, which is then forwarded to the Service for actual voting of the proxies.

At least annually, the Reviewers, will review the Guidelines and any research received from the Service, and TCM may revise its Guidelines at that time.

Although many proxy proposals can be voted in accordance with our Guidelines, we recognize that some proposals require special consideration and, as noted on our Guidelines, TCM will make a decision on a case-by-case basis in these situations. Where such a case-by-case determination is required, the Service will forward these ballot questions to the Compliance Officers who may consult with other TCM personnel to determine the appropriate action on the matter.

The Service generally reviews TCM's proxy voting process by collecting the proxy voting materials, reconciling share discrepancies, tracking missing proxies and providing reporting services.

Unless a client has instructed TCM otherwise, the Compliance Officers are also responsible for ensuring that all corporate action notices or requests which require shareholder action and which are received by TCM are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

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

            A. CONFLICTS OF INTEREST

One or more of the Reviewers will review the proxy proposal for conflicts of interest as part of the overall vote review process. A conflict of interest may exist, for example, if TCM has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote. Any Reviewer with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular proxy proposal shall disclose that conflict to the other Reviewers and remove himself or herself from the proxy voting process.

If it is determined that a proxy proposal raises a material conflict between TCM's interests and a client's interest, including a mutual fund client, TCM will resolve such a conflict in the manner described below:

                  1. Vote in Accordance with the Guidelines. To the extent that TCM has specific Guidelines with respect to the proposal in question, TCM shall vote in accordance with the Guidelines.

                  2. Use an Independent Third Party. To the extent that TCM does not have specific Guidelines with respect to the proposal in question, TCM will vote in accordance with the recommendations of the Service or, if no recommendation was issued by the Service, of Institutional Shareholder Services, Inc. ("ISS"), also an independent third party. Where such independent third party's recommendations are received on a timely basis, TCM will vote all such proxies in accordance with such third party's recommendation. If the third party's recommendations are not timely received, or if the Service or ISS does not issue recommendations on the vote, TCM will abstain from voting the securities held by that client's account.

            B. LIMITATIONS

In certain circumstances, in accordance with a client's investment advisory agreement (or other written directive) or where TCM has determined that it is in the client's best interest, TCM will not vote proxies received. The following are certain circumstances where TCM will limit its role in voting proxies:

                  1. Client Maintains Proxy Voting Authority: Where a client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, TCM will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by TCM, it will promptly be forwarded to the client or specified third party.

                  2. Terminated Account: Once a client account has been terminated with TCM in accordance with its investment advisory agreement, TCM will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

                  3. Limited Value: If TCM determines that the value of a client's economic interest or the value of the portfolio holding is indeterminable or insignificant, TCM may abstain from voting a client's proxies. TCM also will not vote proxies received for securities which are no longer held by the client's account.

                  4. Securities Lending Programs: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where TCM determines that a proxy vote (or other shareholder action) is materially important to the client's account, TCM

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

                        may recall the security for purposes of voting.

                  5. Unjustifiable Costs: In certain circumstances, after performing a cost- benefit analysis, TCM may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits to the client of voting on the proxy proposal.

IV.   RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, TCM will maintain for the time periods set forth in the Rule: (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that TCM may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by TCM that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

TCM will describe in its Part 11 of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how TCM voted proxies with respect to the clients' portfolio securities. Clients may obtain information on how their securities were voted or a copy of TCM's Policies and Procedures by written request addressed to TCM. TCM will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

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

                        Wellington Management Company LLP
                       Description of Proxy Voting Policy

The Funds have granted to Wellington Management the authority to vote proxies on their behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Wellington Management's Proxy Committee is responsible for the review and oversight of the firm's Proxy Policies and Procedures. The Proxy Group within Wellington Management's Legal Services Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Proxy Guidelines setting forth general guidelines for voting proxies, Wellington Management personnel analyze all proxies and vote proxies based on our assessment of the merits of each proposal. The identified portfolio managers have the authority to determine the final vote for securities held in Funds for which they serve as the designated manager, unless such party is determined to have a material conflict of interest related to that proxy vote.

Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. The Proxy Committee sets standards for identifying material conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of the Proxy Committee or by the entire Committee in some cases to resolve the conflict and direct the vote.

Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of [the Fund/a Fund] due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.

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